File No. 333-50410

File No. 811-08075

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre Effective Amendment No.

Post Effective Amendment No. 12

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 21

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ On May 1, 2003 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a) of Rule 485.

☐ On                          pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE

REQUIRED BY FORM N-6

N-6 Item	Caption in Prospectus
1	Cover Page; Back Cover
2	Summary of Benefits and Risks
3	Fee Tables
4	The Separate Account; The Company; Underlying Funds
5	Charges and Deductions
6	Description of Owner, Insured, and Beneficiary; Policy Transactions; Death Benefit; Premiums; Other Information; Other Benefits Available Under the Policy
7	Purchasing a Policy; Premiums; Policy Value
8	Death Benefit; Policy Value
9	Surrenders; Withdrawals; Your Right to a “Free Look”
10	Loans
11	Policy Termination and Reinstatement
12	Federal Income Tax Considerations
13	Legal Proceedings
14	Financial Statements
Caption in Statement of Additional Information
15	Cover Page; Table of Contents
16	The Company; The Separate Account
17	Services
18	Not Applicable
19	Additional Information About the Operation of the Contracts and the Registrant
20	Underwriters
21	Additional Information About Charges
22	Not Applicable
23	Not Applicable
24	Financial Statements
25	Performance Data
26	Not Applicable

Variable Universal Life II (VUL II)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) offered by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the following funds that are offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Life Customer Service Center Hub

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:    MAY 1, 2003

Variable Universal Life II

Massachusetts Mutual Variable Life Separate Account I

The following funds are offered through the Massachusetts Mutual Variable Life Separate Account I. You may invest in any of the listed funds as well as the guaranteed principal account.

American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund

American Century® VP Value Fund

American Funds® Insurance Series®

American Funds® Asset Allocation Fund  (Class 2)

American Funds® Growth-Income Fund  (Class 2)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

INVESCO Variable Investment Funds, Inc.

INVESCO VIF—Financial Services Fund

INVESCO VIF—Health Sciences Fund

INVESCO VIF—Technology Fund

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Capital Appreciation Portfolio (Institutional)

Janus Aspen Worldwide Growth Portfolio (Institutional)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series

MFS® New Discovery Series

MML Series Investment Fund

MML Blend Fund

MML Emerging Growth Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Inflation-Protected Bond Fund

MML Large Cap Value Fund

MML Managed Bond Fund

MML Money Market Fund

MML OTC 100 Fund

MML Small Cap Equity Fund

MML Small Cap Growth Equity Fund

MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Fund/VA1

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

Scudder Investment VIT Funds2

Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1  Prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA.

2  Prior to May 1, 2003, known as Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”).

Massachusetts Mutual Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words, or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	26
Administrative Office	1
attained age	6
contestable period	35
division	5,19
face amount	14
general investment account	19
good order	16
grace period	27
guarantee period	27
guarantee premium	27
initial face amount	14
issue date	16
monthly charge date	40
net investment experience	26
net premium	16
net surrender value	31
planned premium	15
policy date	16
policy debt	31
policy debt limit	33
premium expense factor	7
register date	16
safety test	27
termination	27
valuation date	17
7-pay test	45

Index of Special Terms

Summary Of Benefits And Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.

CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1. Level Option: The current face amount.

2. Return of Account Value Option: The current face amount plus the account value of the policy.

3. Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund.

VARIABLE INVESTMENT CHOICES	The policy offers a choice of 42 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.

GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.

FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount;

• change the beneficiary;

• change your investment selections.

TRANSFERS

Within limitations, you may transfer funds among the investment divisions and the guaranteed principal account. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.

SURRENDERS AND WITHDRAWALS

You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the values and may reduce the face amount of the policy and does not have to be paid back.

LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences.

SAFETY TEST

During defined periods of the policy, your policy will not terminate, regardless of its value, as long as you have made the specified minimum premium payments and there are no outstanding loans on the policy.

ASSIGNABILITY	You may assign the policy as collateral for a loan or other obligation.

TAX BENEFITS	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary Of Benefits And Risks

Risks of the Policy

INVESTMENT PERFORMANCE

The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.

SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time.

EARLY SURRENDER

If you surrender your policy you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.

TERMINATION

Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds its debt limit. Before the policy terminates, however, you receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals are not available in the 1st policy year or once the insured has reached attained age 100. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)

• We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the $25 withdrawal fee.

• The maximum withdrawal is 75% of the net surrender value.

LIMITATIONS ON ALLOCATIONS AND TRANSFERS

• Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

• We reserve the right to restrict transfers initiated by a market-timing organization, or individual, or other party authorized to give transfer instructions on behalf of the policy owner.

IMPACT OF LOANS

Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s net surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.

ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59 1/2, may be subject to a 10% penalty tax. Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS

The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current* Amount Deducted	Maximum* Amount Deducted
Premium Expense Charge	When you pay premium.	All Coverage Years: 5% of premium up to and including premium expense factor; 3% of premium over premium expense factor.	All Coverage Years: 7.5% of premium up to and including premium expense factor; 5% of premium over premium expense factor.

Surrender Charges[1]	When you surrender the policy for its net surrender value.	First Coverage Year: 140% of the premium expense factor for standard risks, not to exceed $50 per thousand of face amount.	First Coverage Year: 140% of the premium expense factor for standard risks, not to exceed $50 per thousand of face amount.
Charge may also apply at the time of an elected decrease in face amount.

Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class with death benefit option 1 and a policy face amount of $500,000[1,2]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount	First Coverage Year[1] Rates per $1,000 of face amount: $11.83	First Coverage Year[1] Rates per $1,000 of face amount: $11.83

Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal

1	Coverage Years 2-14: The prior year surrender charge reduced by 1/14th of the first-year surrender charge.
2	The rates vary by the insured’s gender, issue age, and risk classification, and by the year of coverage. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Life Service Center at 1-800-272-2216.
*	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

The premium expense factor referenced in the table is used to determine premium expense charges and surrender charges. Additional information on how those charges are calculated can be found in the Charges and Deductions section of the prospectus. For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase. The premium expense factor is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of premium expense factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located in the Charges and Deductions, Transaction Charges section, under Deductions from Premiums.

Per $1,000 of Face Amount, Non-Tobacco Risk Class

Age	Male	Female
25	5.73	5.05

35	8.45	7.38

55	21.19	17.41

85	98.28	83.99

Fee Tables

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current* Amount Deducted	Maximum* Amount Deducted
Insurance charge[1]	Monthly, on the policy’s monthly charge date.	Minimum/Maximum[2] Rates per $1000 of Insurance Risk: $0.0 — $34.88	Minimum/Maximum[2] Rates per $1000 of Insurance Risk: $0.0 — $83.33

Insurance charge for a 35 year old male, non-tobacco user, in the standard risk class, with death benefit option 1.[1,2,3]	Monthly, on the policy’s monthly charge date.	Rate per $1000 of Insurance Risk: $0.07[3]	Rate per $1000 of Insurance Risk: $0.14[3]

Administrative Charge	Monthly, on the policy’s monthly charge date.	$9 per policy	$12 per policy

		Annual Rates:	Annual Rates:
Mortality & Expense Risk Charge	Daily	• Policy Years 1-15: 0.75% of the policy’s average daily net assets in the Separate Account • Policy Years: 16+: 0.25% of the policy’s average daily net assets in the Separate Account	• Policy Years 1-15: 0.90% of the policy’s average daily net assets in the Separate Account • Policy Years: 16+: 0.40% of the policy’s average daily net assets in the Separate Account

Face Amount Charge[1]	Monthly, on the policy’s monthly charge date.	Rates per $1000 of the face amount. Coverage Years 1-5: $0.09 — $0.17 Coverage Years 6+: $0	Rates per $1000 of the face amount. Coverage Years 1-5: $0.09 — $0.17 Coverage Years 6+: $0

Face amount charge for a 35 year old male, non-tobacco user, in the standard risk class, with death benefit option 1.[1,3]	Monthly, on the policy’s monthly charge date.	Rate per $1000 of Insurance Risk: $0.13[3]	Rate per $1000 of Insurance Risk: $0.13[3]

Rider Charges:		Minimum/Maximum	Minimum/Maximum
• Additional Insurance	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Insurance Risk • $0.0 — $30.18	Rates per $1000 of Insurance Risk • $0.0 — $83.33

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class with a policy face amount of $500,000	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Rider Risk $0.05[3]	Rate per $1000 of Rider Risk: $0.14[3]

• Other Insured	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Insurance Risk • $0.0 — $30.18	Rates per $1000 of Insurance Risk • $0.0 — $83.33

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class with a combined rider and base policy face amount of $500,000	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Rider Risk $0.05[2,3,4]	Rate per $1000 of Rider Risk: $0.14[2,3,4]

Fee Tables

Charge	When Charge is Deducted	Current* Amount Deducted	Maximum* Amount Deducted
• Guaranteed Insurability	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Option Amount • $0.03 — $0.11	Rates per $1000 of Option Amount • $0.03 — $0.11

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class with a policy face amount of $500,000	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Option Amount[3] $0.11	Rate per $1000 of Option Amount[3] $0.11

• Disability Benefit	Monthly, on the policy’s monthly charge date.	Rates per $1 of Monthly Deduction • $0.01 — $0.26 Rates per $100 of Benefit Amount • $0.11 — $0.32	Rates per $1 of Monthly Deduction • $0.01 — $0.26 Rates per $100 of Benefit Amount • $0.11 — $0.32

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class with a policy face amount of $500,000	Monthly, on the policy’s monthly charge date.	Rates per $1 of Monthly Deduction[3,4] $0.06 Rates per $1 of Specified Benefit Amount[3] $0.14	Rates per $1 of Monthly Deduction[3,4] $0.06 Rates per $1 of Specified Benefit Amount[3] $0.14

• Waiver of Monthly Charges	Monthly, on the policy’s monthly charge date.	Rates per $1 of Monthly Deduction • $0.01 — $0.26	Ratesper $1 of Monthly Deduction • $0.01 — $0.26

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class with a policy face amount of $500,000	Monthly, on the policy’s monthly charge date.	Rates per $1 of Monthly Deduction[3,4] $0.06	Rates per $1 of Monthly Deduction[3,4] $0.06

Loan Interest Rate Expense Charge	Accrues daily on outstanding loan balances.	Policy Years 1-15: 1.00% Policy Years 16+: 0.25% (Deducted from the policy loan rate when crediting interest to the policy’s loan value.)	All Policy Years: 2% (Deducted from the policy loan rate when crediting interest to the policy’s loan value.)

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense charge is deducted from the assets of the Separate Account only.

*	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

1	The rates vary by the insured’s gender, issue age, and risk classification, and by the year of coverage. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Life Service Center at 1-800-272-2216.
2	The insurance charge rates reflected in this table are for standard risks and are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
3	The rates shown for the “representative insured” are 1st year rates only.
4	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges. The monthly deduction is deducted from the policy’s account value on each monthly charge date.

Fee Tables

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	1.76%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Fund Name	Management Fees	Other Expenses	12b-1 Fees		Total Fund Operating Expenses
American Century® VP Income & Growth Fund	0.70%	0.00%	—		0.70%
American Century® VP Value Fund[1]	0.95%	0.00%	—		0.95%
American Funds® Asset Allocation Fund (Class 2)	0.45%	0.00%	0.25%		0.70%
American Funds® Growth-Income Fund (Class 2)	0.35%	0.00%	0.25%		0.60%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.58%	0.10%	—		0.68%	[2]
Franklin Small Cap Value Securities Fund (Class 2)	0.59%	0.20%	0.25%	[3]	1.04%	[4]
Goldman Sachs VIT Capital Growth Fund	0.75%	0.85%	—		1.60%	[5]
INVESCO VIF–Financial Services Fund	0.75%	0.34%	—		1.09%
INVESCO VIF–Health Sciences Fund	0.75%	0.32%	—		1.07%
INVESCO VIF–Technology Fund	0.75%	0.36%	—		1.11%
Janus Aspen Balanced Portfolio (Service)	0.65%	0.02%	0.25%		0.92%
Janus Aspen Capital Appreciation Portfolio (Institutional)	0.65%	0.02%	—		0.67%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.65%	0.05%	—		0.70%
MFS® Investors Trust Series	0.75%	0.13%	—		0.88%
MFS® New Discovery Series	0.90%	0.15%	—		1.05%	[6]
MML Blend Fund	0.39%	0.03%	—		0.42%	[7]
MML Emerging Growth Fund	1.05%	0.71%	—		1.76%	[7]
MML Enhanced Index Core Equity Fund	0.55%	0.40%	—		0.95%	[7]
MML Equity Fund	0.38%	0.04%	—		0.42%	[7]
MML Equity Index Fund (Class II)	0.10%	0.23%	—		0.33%	[8]
MML Growth Equity Fund	0.80%	0.28%	—		1.08%	[7]
MML Inflation-Protected Bond Fund	0.60%	0.11%	—		0.71%	[7]
MML Large Cap Value Fund	0.80%	0.12%	—		0.92%	[7]
MML Managed Bond Fund	0.46%	0.01%	—		0.47%	[7]
MML Money Market Fund	0.48%	0.04%	—		0.52%	[7]
MML OTC 100 Fund	0.45%	0.63%	—		1.08%	[7]
MML Small Cap Equity Fund	0.65%	0.12%	—		0.77%	[7]
MML Small Cap Growth Equity Fund	1.07%	0.17%	—		1.24%	[7]

Fee Tables

Fund Name	Management Fees	Other Expenses	12b-1 Fees		Total Fund Operating Expenses
MML Small Company Opportunities Fund	1.05%	0.24%	—		1.29%	[7]
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.01%	—		0.68%
Oppenheimer Bond Fund/VA	0.71%	0.02%	—		0.73%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.01%	—		0.66%
Oppenheimer Global Securities Fund/VA	0.65%	0.02%	—		0.67%
Oppenheimer High Income Fund/VA	0.74%	0.03%	—		0.77%
Oppenheimer International Growth Fund/VA	1.00%	0.12%	—		1.12%
Oppenheimer Main Street® Fund/VA9	0.68%	0.01%	—		0.69%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—		0.79%	[10]
Scudder VIT Small Cap Index Fund	0.35%	0.26%	—		0.61%	[11]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—		0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—		0.85%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—		0.85%
Templeton Foreign Securities Fund (Class 2)	0.70%	0.20%	0.25%	[3]	1.15%	[4]

1	This fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as the fund’s assets increase.
2	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. If these reductions were reflected Total Net Operating Expenses would be as follows: Fidelity® VIP Contrafund® Portfolio (Initial Class) 0.64%. These offsets may be discontinued at any time.
3	The fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the fund’s prospectus.
4	The Manager had agreed in advance to reduce its fee to reflect reduced services resulting from the fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission. If this reduction were reflected, total net fund operating expenses would be: 1.01% for the Franklin Small Cap Value Securities Fund and 1.13% for the Templeton Foreign Securities Fund.
5	Goldman Sachs Asset Management, the Investment Adviser to the fund, have voluntarily agreed to reduce or limit certain “Other Expenses” of such funds (excluding management fees, transfer agent fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed certain percentages noted below, as calculated per annum, of such funds’ average daily net assets, respectively. The expenses shown in the table do not include these expense reductions and limitations. If included, the “Other Expenses” and “Total Operating Expenses” for the Goldman Sachs VIT Capital Growth Fund would be 0.29% and 1.04%, respectively of the fund’s average daily net assets and are based on actual expenses for the fiscal year ended December 31, 2002. The expense reductions or limitations may be discontinued or modified by the Investment Advisers at their discretion at any time.
6	The MFS® New Discovery Series have an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS® New Discovery Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The “Other Expenses” for the MFS® New Discovery Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Net Operating Expenses would be equal to 1.04% for the MFS® New Discovery Series.
7	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2004. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.91%, 0.56%, 0.76%, 1.18%, and 1.16%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund and MML Money Market Fund in 2002. For the MML Inflation-Protected Bond Fund, expenses are based on estimated amounts for the first full fiscal year of the fund. Other expenses for this fund are not expected to exceed 0.11%, so no reimbursement is expected in 2003.
8	MassMutual has agreed, through April 30, 2004, to bear the expenses, (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that Total Operating Expenses, as a percentage of average daily net assets, exceed 0.26%. With this reimbursement, Other Expenses is 0.16%, and the Total Net Operating Expenses would be 0.26%.
9	Prior to May 1, 2003 this fund was called Oppenheimer Main Street® Growth and Income Fund VA.
10	OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.
11	The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit Total Fund Operating Expenses to 0.45% of the average daily net assets of the fund until April 30, 2005.

(See the fund prospectuses for more information.)

Fee Tables

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

In this prospectus we will also refer to the Company as “MassMutual”, “we”, “us”, or “our”.

The Company’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Variable Universal Life II Policy

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured’s attained age 99. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary depending on the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

When the insured dies, if the policy is still in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/The Variable Universal Life II Policy

Owner, Insured, Beneficiary

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured who is more than 85 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing a Policy and Your Right to Cancel

Purchasing A Policy

To purchase a policy you must send us a completed application. The minimum initial face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial face amount is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Your Right To A “Free Look”

You have the right to examine your policy. If you change your mind about owning it, you may cancel it within 10 days of receiving it. If you cancel the policy we will issue you a refund. The free look period and the amount refunded may vary depending on your state’s requirements.

Most states require us to refund the policy’s account value less any withdrawals and any policy debt. In these states, if your premium is received in good order, it is allocated to your investment choices on the day after the policy’s issue date.

Certain other states require us to refund the premium paid less withdrawals and debt, and a few states require us to refund your full premium. In those states your premium payment is held in the Money Market division of the separate account during the fee look period.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices.

Owner, Insured, Beneficiary/Purchasing a Policy and Your Right to Cancel

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

All premium payments should be sent to us either at our Administrative Office or at the address shown on the premium notice.

First Premium

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the minimum initial premium. The minimum initial premium depends on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you select (within the policy limitations) the planned premium and the payment frequency (annual, semiannual, quarterly, or monthly check service).

The amount of the planned premium and the premium frequency you select are shown on your policy’s specifications page(s). We will send you premium notices based on your selections.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You can discontinue this service by contacting our Administrative Office.

Premium Flexibility

After you have paid the first premium, within limits you may pay any amount at any time while the insured is living. There are no required premium payments; however, you may elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

The minimum premium payment we will accept is $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If so, we will follow these procedures:

•	For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve previously told us in writing that you want your policy to become a MEC. We will refund any remaining premium that we cannot apply and return it to you.
•	If we receive this subsequent premium payment within 21 days prior to your policy anniversary date and we have billed you for a planned premium due on or about the policy anniversary date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.
•

If we receive the subsequent premium payment within 10 days prior to your policy anniversary date and we’ve billed you for a planned premium due on or about the policy anniversary date, such premium payment will not be in good order, and we’ll hold this premium payment. We will credit it to your policy on the policy anniversary date. If the policy anniversary date is not a valuation date,

Premiums

then the payment will be credited on the next valuation date following your policy anniversary. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet their definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you choose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the premium expense factor for the policy;
(b)	the amount of premium paid in the preceding policy year; or
(c)	the highest premium payment amount that would not increase the insurance risk.

If you choose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or
(b)	the Guideline Premium Test amount which will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

How and When Your Premium Is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the premium expense charge.

Good order means that all the necessary documents and forms are complete and in our possession.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicate how you want net premiums allocated among the divisions and the guaranteed principal account. You must set your net premium allocation in terms of whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The issue date is the date we actually issue the policy. The policy date normally is the same date as the issue date. However, you may request in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges will be deducted as of the requested policy date. These deductions will cover a period of time during which the policy is not in effect. If you paid a premium with your application and requested a policy date earlier than the date we receive your payment, interest will accrue from the date we receive your premium payment.

The register date is the first date premiums will be allocated. We set the register date depending on the type of refund offered under your policy’s

Premiums

right to return provision. The register date must also be a valuation date.

Allocation of Initial and Subsequent Net Premiums

We will allocate any net premiums received on or before the register date of the policy to our general investment account. We will pay interest on these amounts at the then current guaranteed principal account rate. No interest or investment experience will be earned if we do not issue the policy or if we issue the policy and you do not accept it.

If we receive the net premium on or before the issue date, interest will begin to accrue as of the later of the policy date or the date we receive the net premium. In most cases, because the policy date is the same date as the issue date, interest will accrue for one day before being allocated to the divisions and the guaranteed principal account.

These amounts will be allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If the state in which you live requires us to refund the policy’s account value, less any withdrawals and any policy debt, the register date is the valuation date that is on, or next follows, the later of:

a.	the day after the issue date of the policy, or

b.	the day we receive the first premium payment in good order.

If you live in a state that requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that is on, or next follows, the later of:

•	The day after the end of the right to return period; or

•	The day we receive the first premium in good order.

2.	We will allocate any net premiums received after the issue date but before the register date to the Money Market division; and

3.	We will allocate any values in the policy held as of the issue date to the Money Market division on the first valuation date after the issue date.

We will apply your subsequent premium payment on the valuation date we receive it, in good order, at our Administrative Office or at the address shown on the premium notice. If we receive your subsequent premium payment, in good order on a non-valuation date or after the close of a valuation date, we will apply your payment on the next valuation date.

A valuation date is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

Premiums

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a VUL II policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Depending on the state of issue we may hold your initial net premium payments in the Money Market division until the Right to Return period is completed.

Your Premium
You make a premium payment
We deduct a Premium Expense Charge
Net Premium
We allocate the net premium to the investment options you choose
The fund deducts advisory fees and other fund expenses from the portfolios
Guaranteed Principal Account
We hold amounts you allocate to this option in the general investment account
Variable Investment Options
We hold amounts you allocate to these options ("divisions") in the Separate Account
Separate Account VUL II Segment
The variable investment divisions invest in the fund's portfolios
Loan Account
Accumulated value set aside to secure a policy loan
We deduct a mortality and expense risk charge daily
We credit or debit investment earnings or losses
The Loan Interest Rate Expense Charge reduces the interest credited on the Loan Account
We make monthly deductions
We deduct:
- insurance charge
- administrative charge
- face amount charge
- rider charges
Account Value
If you make a partial withdrawal
We deduct a $25 Withdrawal Fee
Death Benefit
We pay your selected Death Benefit less any outstanding policy debt.
If you surrender your policy
We deduct any policy debt and any applicable surrender charges

Premiums

Investment Choices

The Separate Account

The Company’s general assets are held in its general investment account, however, the part of your premium that you invest in your variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL II policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL II policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL II policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the VUL II segment of the Separate Account.

Currently, the VUL II segment of the Separate Account is divided into 42 divisions, subject to state availability. Each division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL II policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policyowners do not invest directly into the underlying variable funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying variable fund. The Separate Account owns the funds shares.

Investment Choices

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A

Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected returns.

American Century® VP Value Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A

Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

Fidelity® Variable Insurance Products (“VIP”) Fund

Fidelity® VIP Contrafund® Portfolio (Initial)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc

Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A

Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The fund’s manager invests in small companies that it believes are undervalued.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Franklin Templeton Variable Insurance Products Trust (Continued)

Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S.; including those in emerging markets.

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management, L.P. (“GSAM”) Sub-Adviser: N/A

Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

INVESCO Variable Investment Funds, Inc.

INVESCO VIF-Financial Services Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF-Health Sciences Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF-Technology Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. The fund normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Capital Appreciation Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital. The portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen Worldwide Growth Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MFS® Variable Insurance Trustsm

MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to out perform the total return performance of its benchmark index, the S&P 500 Index®[1], while maintaining risk characteristics similar to those of the benchmark.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®[1].

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in inflation-indexed securities issued by the U.S. government and other high quality issuers.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund (Continued)

MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®[1].

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.

Seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®[2].

MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/ VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	The fund’s main objective is to seek a high level of current income. As a secondary objective, the fund seeks capital appreciation when consistent with its primary objective.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds (Continued)

Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.

Oppenheimer Main Street® Fund/VA3	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks a high level of current income principally derived from interest on debt securities. The fund mainly invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock of which is outside the United States.

Scudder Investment VIT Funds[4]

Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, Inc.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index[5], which emphasizes stocks of small U.S. companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in large and medium-sized blue chip growth companies.

T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400 Index or the Russell MidCap Growth Index.

1	The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.
3	Prior to May 1, 2003, this fund was called the Oppenheimer Main Street® Growth and Income Fund/VA.
4	Prior to May 1, 2003 known as Deutsche Asset Management VIT Funds (Deutsche VIT Funds).
5	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

Investment Choices

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the guaranteed principal account (“GPA”). You may also transfer account value from the Separate Account to the GPA.

Amounts allocated to the GPA become part of our general investment account. You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, and
•	the policy loan rate less the loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

Investment Choices

Policy Value

How The Value of your Policy is Calculated

The value of your policy is called its account value. The account value has two components:

1. the variable account value, and

2. the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account, and
•	loans deducted from the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation at interest of:

•	net premiums allocated to the general investment account and the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA from the Separate Account; minus
•	amounts transferred or withdrawn from the GPA; minus
•	monthly charges and surrender charges deducted from the GPA, and plus
•	interest credited to the fixed account value.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Value

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments necessarily guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the monthly charges due; and
•	The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	The policy debt equals or exceeds the account value, less surrender charges and less any monthly charges due.

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only if there are no outstanding loans on the policy and only during the guarantee period(s) stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the guarantee premium depends on:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s risk classification,
•	the current face amount, and
•	the death benefit option in effect at the time.

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

Equals or exceeds,

(B)	The total of all monthly guarantee premiums due since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two guarantee periods:

•	The first guarantee period is the first 20 policy years or, if less, to attained age 90 of the insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)
•	The second guarantee period is to attained age 100 of the insured.

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and
•	31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

Policy Value

•	you surrendered it;
•	five years have passed since it terminated; or
•	the insured’s attained age has reached 100.

To reinstate your policy, we will need:

1. a written application to reinstate;

2. evidence, satisfactory to us, that the insured is still insurable; and

3. a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. Surrender charges will apply as if the policy had not terminated. If the surrender charge was taken when the policy terminated, however, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Policy Value

Policy Transactions

While your policy is in force you may transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

We do not charge for transfers.

You can make transfers by sending us a written request on our Transfer of Values Request form. You may also make transfers by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions, therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make, however, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all the values in your investment divisions to the guaranteed principal account or to any transfers made in connection with any automated transfer program we offer.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and

•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years, then

You may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year. In this situation, you must transfer the full amount (less any policy debt) out of the guaranteed principal account in one transaction.

Limits on Frequent Transfers

This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This, in turn, can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns reflect a market timing strategy, we reserve the right to take restrictive action.

Such action includes, but is not limited to:

•	not accepting transfer instructions from a policyowner; and
•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or if we implement a restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request, and any future transfer requests, by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option from which you attempted to make the transfer. We will do this as of the valuation date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund.

Policy Transactions

We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on your investment returns. It is an automated transfer program.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. (See the Transfers section for information on limits on transfers from the GPA.)

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If, on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will automatically terminate and your DCA transfers will not occur.

To elect DCA, complete our Dollar Cost Averaging Request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may specify a termination date for DCA, if you wish to do so. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. We do not charge you to participate in the DCA program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected portfolio rebalancing divisions.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among these selected divisions so that their account value will again match the ratios you set.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing Request form and send it to us for processing. You can also elect Portfolio Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy. We do not charge you to particpate in the Portfolio Rebalancing program.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Example:

Assume that you want your initial net premium payment split between 4 divisions: the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, and the Oppenheimer Aggressive Growth Fund/VA.

You have also completed a Portfolio Rebalancing form indicating that you want the values in the MML Managed Bond Fund and the Oppenheimer Aggressive Growth Fund/VA rebalanced quarterly as follows:

•	60% in the MML Managed Bond Fund; and
•	40% in the Oppenheimer Aggressive Growth Fund/VA.

Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 80% of the value of the two funds in your Portfolio Rebalancing Program.

(continued on next page)

Policy Transactions

On the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund and use the money to buy more units in the Oppenheimer Aggressive Growth Fund/VA to bring the ratio of the two funds back to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal. You may not make a withdrawal once the insured has reached attained age 100.

You can make a withdrawal by sending us a written request on our Partial Withdrawal Request form.

You must state in your request from which investment options you want the withdrawal made and the dollar amount you want withdrawn from each. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment option.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. It may also reduce the policy’s face amount.

If you have chosen death benefit option 1 or 3, we will reduce the face amount of your policy by the amount of the withdrawal unless we receive evidence, satisfactory to us, that the insured is still insurable.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the Death Benefit section.)

We may not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum initial face amount.

Withdrawals will be effective on the valuation date we receive your fully completed withdrawal form in good order at our Administrative Office. We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.) The policy terminates as of the effective date of the surrender and cannot be reinstated.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy

Policy Transactions

debt but you are not required to do so. We will deduct any outstanding debt from the proceeds payable at death or the surrender of the policy.

We currently allow loans in all policy years, however, we reserve the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is the amount that, with accrued loan interest calculated to the next policy anniversary date, will equal your account value less any surrender charge. The maximum amount available for a loan is the maximum loan amount allowed less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it will reduce the death proceeds, and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	You may take a loan by completing a Loan Request form and sending it to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the loan interest rate expense charge.

On each policy anniversary, the interest earned on any outstanding loan is transferred to the divisions and the GPA according to your current premium allocation instructions.

Loan Interest Charged

At the time you apply for the policy, you may select either a fixed loan interest rate of 4% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; and
ii.	4%.

If the maximum rate is less than .5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least .5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to their then current value and added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the guaranteed principal account in proportion to the non-loaned account value in each.

Effect of a Loan on the Values of the Policy

A policy loan affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

Policy Transactions

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your policy debt limit is reached when total policy debt equals or exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order.

Any loan repayment you make within 30 days of the policy anniversary date will first pay policy loan interest due. We will allocate any other loan repayment to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account.

We will allocate additional loan repayments based on your premium allocation in effect at that time. You must clearly identify the payment as a loan repayment or we will consider it a premium payment.

We will deduct any outstanding policy debt from the proceeds payable on the death of the insured or when you surrender the policy.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Accumulation Test. Under this test the minimum death benefit is equal to a multiple of the account value. The multiple factor depends on the insured’s:

•	gender,
•	attained age, and
•	tobacco classification.

Guideline Premium Test. Under this test the minimum death benefit also is equal to a multiple of the account value, but the multiple factor varies only by the attained age of the insured.

The multiple factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early policy years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review policy illustrations of both approaches with your financial representative to determine how the policy works under each test, and which is best for you.

Death Benefit Options

When you apply for the policy you must choose one of three death benefit options. These are:

•	Option 1 — The benefit is the greater of:

(a)	The face amount on the date of death; or
(b)	The minimum death benefit on the date of death.

•	Option 2 — The benefit is the greater of:

(a)	The face amount plus the account value on the date of death, or
(b)	The minimum death benefit on the date of death.

•	Option 3 — The benefit is the greater of:

(a)	The face amount plus the premiums paid (less any premiums refunded) under the policy to the date of death; or
(b)	The minimum death benefit on the date of death.

You should note that death benefit option 2 is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living.

However, no change will be permitted beyond the insured’s attained age 99. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send us a written request to change your death benefit option. We do not require evidence of insurability.

The change in death benefit option will be effective on the monthly charge date that is on or precedes the date we approve the change.

Death Benefit

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change; and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum initial face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Face Amount. To increase the policy face amount, you must provide us with a written application and evidence the insured is still insurable.

An increase in face amount may not be:

•	less than $15,000, or
•	made after the insured reaches attained age 85.

If the account value is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional face amount charges and surrender charges will apply for each face amount increase you elect.

Decreases in Face Amount. You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. If you decrease the policy face amount, we cancel all or part of your face amount segments, and a surrender charge may apply.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase, then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial face amount.

You may not decrease the face amount:

•	after the insured’s attained age 99; or
•	if the decrease would result in a face amount of less than the minimum initial face amount ($50,000).

Face amount increases and decreases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase or the request for the decrease respectively.

When We Pay Death Benefit Proceeds

If the policy has not terminated and it is determined that the claim is valid, we normally pay the death benefit within seven days after we receive all required documents, in good order, at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”.

We may also investigate death claims beyond a two-year contestable period. We generally determine whether the claim is valid within five days after we receive the information from a completed investigation.

Death Benefit

We can delay payment of the death benefit payments during periods when:

i.	It is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	Trading is restricted by the SEC;
iii.	The SEC declares an emergency exists; or
iv.	The SEC, by order, permits us to delay payment in order to protect our owners,

And if,

•	The period begins on or before the date of the insured’s death; and
•	The amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Installments for a specified period;
•	Installments for a specified amount;
•	As a life income;
•	As a life income with payments guaranteed for the amount applied;
•	As a joint lifetime income with reduced payments to the survivor;
•	Interest on the benefit amount.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two years after the issue date, the death benefit will be limited to the sum of all premiums paid less any withdrawals and any policy debt.
•	If the death occurs within two years after reinstatement of the policy, the death benefit will be limited to the sum of the premium paid to reinstate and all premiums paid thereafter, less any withdrawals after reinstatement and any policy debt at the time of death.
•	If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender is misstated in the policy application, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges will be based on the correct age and gender.

Death Benefit

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The maximum premium expense charge we can deduct is 7.5% of premium up to and including the premium expense factor, and 5% of premium over the premium expense factor.

Example:

Assume that you are a 35 year old male, non-smoker and that your policy has a face amount of $200,000. The premium expense factor for your policy is 8.45 per $1,000 of face amount or 1,690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s premium expense factor. Since your premium payment is less than the policy’s premium expense factor of 1,690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the premium expense factor by $310 ($2000-1690). Consequently, your premium expense charge would have been $142.45:

•	7.5% of $1,690 ($126.75) plus
•	5% of $310 ($15.50).

If you have increased the policy face amount, the premium expense factor used for this charge is the total of the premium expense factors for the initial face amount and for all increases.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. Generally, these charges will apply during:

•	the first 14 years of coverage, and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the separate account divisions and the guaranteed principal account, excluding debt, in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Charges and Deductions

Your policy’s surrender charges will be listed in your contract. For the first year of coverage the charge is based on the premium expense factor for that coverage. It will be equal to the premium expense factor of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The monthly charge date is the date on which monthly charges for the policy are due. The first monthly charge date is the policy date, and subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount, and
•	for each increase, the insured’s age at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first five years of coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The

Charges and Deductions

rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the insurance charge is calculated

A.	If the minimum death benefit is not in effect: We calculate the insurance charge on the first day of each policy month by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	the amount of benefit available on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698;
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on the first day of each policy month. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2: We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Charges and Deductions

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have enough value in your selected option on any monthly charge date to cover the monthly charges then due, the deduction for that date will revert to the pro rata basis. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum percentage is:

•	.90% during years 1 thru 15, and
•	.40% thereafter.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

However, even if the money we collect is not enough to cover death benefit claims and our expenses, we will pay all valid claims and expenses.

Investment Management Fee and Other Expenses

The investment funds each deduct management fees and operating expenses from its assets. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. For details on these charges, please read the fund prospectuses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Other Benefits Available Under The Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is deducted as part of the monthly charges.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can be, subject to state availability, added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your financial representative. The terms and conditions of these riders may vary from state to state.

Additional Insurance Rider

This rider provides term insurance on the life of the insured named in the base policy. The coverage is convertible for a limited amount of time.

The face amount of the rider is included in the calculation of the policy’s total face amount and, therefore, it will impact:

•	the rates used in determining the insurance charge, and
•	the amount of benefit under the death benefit option in effect.

We will decrease the face amount of the Additional Insurance Rider if the face amount of the base policy falls below its minimum of $50,000 due to a withdrawal or a death benefit option change.

In deciding whether to use the Additional Insurance Rider as part of the total coverage under your policy, you should consider a number of factors.

Some possible advantages of using the Additional Insurance Rider include:

1.	Under an assumed schedule of premium payments, premium expense charges and monthly policy charges generally will be lower, resulting in a higher account value.
2.	Decreasing the rider face amount would not incur a surrender charge.

Some possible disadvantages include:

1.	Coverage under the rider terminates at attained age 100, whereas coverage under the base policy continues without further monthly charges.
2.	If you select the Guideline Premium Test to qualify the policy as life insurance, the total amount of premiums you may pay under the policy will be lower.
3.	If you select the Cash Value Accumulation Test instead, the amount of premiums you may pay each policy year may be lower.
4.	If your policy has the Disability Benefit Rider (discussed later in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

You should review these factors with your financial representative before deciding whether to use the Additional Insurance Rider.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider.

Guaranteed Insurability Rider

This rider provides the right to increase the face amount of the policy without evidence of insurability on certain options dates as defined in the rider.

Other Insured Rider

This rider provides level term insurance on the life of the insured named in the base policy, or the insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. If the insured named in the rider is the same as the insured named in the base policy:

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.

Other Benefits Available Under The Policy

•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

You should review these factors with your financial representative before deciding whether to use the Other Insured rider and the insured named in the rider is the same as the insured named in the base policy.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. There is no charge for the rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

In states where this rider is available, it is included automatically with the policy. There is no charge for this rider.

Other Benefits Available Under The Policy

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000 your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

Federal Income Tax Considerations

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Federal Income Tax Considerations

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, even after the first seven contract years, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefit are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Unless you have named an irrevocable beneficiary, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Deferral of Payments

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

iii.	the SEC declares an emergency exists, and

iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Account segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.
•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments, and
•	Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

Other Information

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Hypothetical Examples of the Impact of the Account Value and Premiums

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Appendix A

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

Appendix A

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Life Customer Service Center Hub

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

May 1, 2003

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2003, for the Variable Universal Life II (“VUL II”) contract. The VUL II contract and its prospectus may be referred to in this SAI.

For a copy of the VUL II prospectus, contact your financial representative, or our Life Customer Service Center Hub at PO Box 1865, Springfield, Massachusetts, 01102-1865 (1-800-272-2216) www.massmutual.com.

	SAI	Prospectus
Company	2	13
The Separate Account	2	19
Services	2
➢ Custodian	2
Additional Information About the Operation of the Contracts and the Registrant	2
➢ Purchase of Shares in Underlying Investment Funds	2
➢ Annual Reports	2
➢ Incidental Benefits	2
• Benefits Available by Rider	2
• Death Benefit Payment Options	5
Underwriters	6
Additional Information About Charges	7
➢ Sales Load	7
➢ Underwriting Procedures	7
➢ Increases in Face Amount	8	35
Performance Data	8
Experts	11
Financial Statements	FF-1

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COMPANY

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF  THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

i.	The account value at the beginning of the previous policy year,

ii.	All premiums paid since that time,

iii.	All additions to and deductions from the account value during the year, and

iv.	The account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the policy’s monthly charges. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and they are subject to state availability.

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Additional Insured Rider.    The rider provides that the rider face amount is added to the policy face amount in determining the amount of benefit under the death benefit option in effect under the policy. The minimum initial rider face amount is $50,000.

The rider face amount may be increased or decreased. An increase requires evidence of insurability, and the increase must equal at least $15,000.

Coverage under this rider may be fully or partially converted until the insured’s rider attained age is 70. Conversion will be to new flexible premium adjustable life insurance on the insured or to an increase in the base policy’s face amount. Evidence of insurability will not be required. If coverage is partially converted, the amount converted must meet the minimum requirements of the new insurance.

The rider terminates at rider attained age 100. It terminates earlier upon termination of the policy or upon conversion of all rider coverage. This rider may also be cancelled by written request.

The monthly charge for this rider is a rate per $1,000 of rider insurance risk.

Other Insured Rider.    This rider provides level term insurance on the life of the base policy insured or the insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

If the other insured is the base policy insured, the rider continues past the insured’s age 100 without charge. If the other insured is not the base policy insured, the rider will terminate once the base policy insured attains age 100. If the other insured is older than the base policy insured, charges for the rider will cease once the other insured attains age 100.

The monthly charge for this rider is a rate per $1,000 of rider face amount for the insured, named in the rider.

Substitute of Insured Rider.    This rider allows you to substitute a new insured in place of the current insured under the policy. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, the substitute insured is age 85 or younger on the date of the substitution, and the age of the substitute insured on the policy date is within the issue age range allowed for this policy on the policy date.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates.

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The rider is included automatically with the policy. There is no charge for the rider.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Guaranteed Insurability Rider.    This rider provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider.

The rider terminates after the last option date as defined in the rider, if the policy is changed to another policy under which this rider is not available, or if the policy terminates.

There is a monthly charge for this rider. It is a rate per $1,000 of rider option amount.

Disability Benefit Rider.    This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

•	We will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

There is a monthly charge for this rider based on both the specified benefit amount and the waiver of monthly charges. The charge rates are based on the attained age, gender, and risk class of the insured and on the benefits provided.

Waiver of Monthly Charges Rider.    Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured attained age 65 if the disability began when the insured was attained age 60 or older.

There is a monthly charge for this rider. The charge rate is based on the insured’s attained age, gender and risk class.

Accelerated Death Benefit Rider.    This rider advances to the owner a portion of the policy death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive due proof of the death of the first insured to die, (3) we receive the surviving insured’s written authorization to release medical records to us, (4) we receive the written consent to this request of any assignee and any irrevocable beneficiary

4

under the policy, and (5) we receive proof, satisfactory to us, that the surviving insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy. There is no charge for this rider.

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the Policyowner. The minimum amount that can be applied under a payment option is $10,000. If the periodic payment under any option is less than $100, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

Installments for a Specified Period

Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income

Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of a Specified Amount

Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

5

Life Income with Payments Guaranteed for Amount Applied

Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.

Joint Lifetime Income with Reduced Payments to Survivor

Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

Alternate Life Income

The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

MML Distributors does business under different variations of its name; including the name MML Distributors, LLC in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 2000, 2001, and 2002 was $10,000, $10,000 and $10,000, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy (VUL II). During May 1, 2001 (commencement of sales) through December 31, 2001, commissions paid were $12,606,491. During January 1, 2002 through December 31, 2002, commissions paid were $14,281,090.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales

6

related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 6 through 10, 3% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of premium up to the premium expense factor, and 5% of premium over premium expense factor. The premium expense factors are contained in a table that is maintained by the Company. The factors are based on the issue age, gender, and risk classification of the insured.

Underwriting Procedures

Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we will usually require that the insured have a medical examination. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

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Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), Nonsmoker or Smoker Table, age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are five non-rated classes: ultra preferred non-tobacco, select preferred non-tobacco; non-tobacco, select preferred tobacco, and tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age, risk class, premium expense factor, premium expense charges, monthly charges, and surrender charges.

It is possible for risk classes of prior segments to change in order to match the risk classes of the new segment. This will happen only if the underwriter indicates that it should. The general rule is that if the new segment has risk classes worse than prior segments, then the prior segments will not change. Conversely, if the new segment has risk classes better than prior segments, then the prior segments will change. This change will not occur if the increase is due to a term conversion. Changing prior segments may impact the guideline premiums, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

The monthly policy level charges that repeat for each elected face amount increase are the face amount charge and the cost of insurance charge. The administrative charge does not repeat. The premium expense charge and surrender charges also repeat. The charges associated with the increase will be deducted from the account value beginning on the effective date of the increase.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

The following table shows average annual total return rates for the divisions of the

Separate Account for the period ended December 31, 2002.

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Separate Account Division (Inception Date of the underlying Fund)	Year to Date	1 Month	1 Year	5 Years	10 Years	Since Inception
American Century® VP Income & Growth (10/30/97)	(19.97%)	(5.38%)	(19.97%)	(0.97%)	—	0.49%
Fidelity® VIP II Contrafund® (1/3/95)	(10.02%)	(0.67%)	(10.02%)	2.94%	—	11.43%
Goldman Sachs Capital Growth[1] (4/30/98)	(25.05%)	(6.90%)	(25.05%)	—	—	(3.97%)
INVESCO Technology[2] (5/21/97)	(47.24%)	(13.78%)	(47.24%)	(7.12%)	—	(4.11%)
Janus Aspen Capital Appreciation (5/1/97)	(16.30%)	(5.45%)	(16.30%)	6.57%	—	10.17%
Janus Aspen Worldwide Growth[1] (9/13/93)	(26.06%)	(4.81%)	(26.06%)	(0.10%)	—	9.57%
MML Blend (2/3/84)	(12.19%)	(2.86%)	(12.19%)	(2.06%)	5.18%	8.68%
MML Emerging Growth[3] (5/1/00)	(42.87%)	(9.98%)	(42.87%)	—	—	(32.72%)
MML Equity[4] (9/15/71)	(20.15%)	(3.92%)	(20.15%)	(5.35%)	5.40%	10.32%
MML Equity Index[5] (5/1/97)	(22.87%)	(5.97%)	(22.87%)	(1.69%)	—	1.92%
MML Growth Equity (5/3/99)	(28.34%)	(7.49%)	(28.34%)	—	—	(11.50%)
MML Inflation-Protected Bond[9] (8/30/02)	—	3.52%	—	—	—	2.91%
MML Large Cap Value (5/1/00)	(16.86%)	(3.46%)	(16.86%)	—	—	(11.49%)
MML Managed Bond (12/16/81)	7.60%	2.04%	7.60%	5.87%	6.42%	8.66%
MML Money Market[6] (12/16/81) (7-day yield[7] 0.19%)	0.53%	0.02%	0.53%	3.40%	3.54%	5.33%
MML OTC 100 (5/1/00)	(38.15%)	(12.21%)	(38.15%)	—	—	(40.52%)
MML Small Cap Equity[3] (6/1/98)	(12.49%)	(1.17%)	(12.49%)	—	—	(3.64%)
MML Small Cap Growth Equity[3] (5/3/99)	(26.50%)	(5.94%)	(26.50%)	—	—	(2.91%)
Oppenheimer Aggressive Growth (8/15/86)	(28.33%)	(3.82%)	(28.33%)	(2.63%)	5.85%	8.94%
Oppenheimer Bond (4/3/85)	8.21%	1.73%	8.21%	4.79%	6.09%	7.84%
Oppenheimer Capital Appreciation (4/3/85)	(27.40%)	(7.63%)	(27.40%)	1.54%	9.33%	10.74%
Oppenheimer Global Securities[1] (11/12/90)	(22.72%)	(6.21%)	(22.72%)	4.63%	11.08%	8.58%
Oppenheimer High Income (4/30/86)	(3.12%)	0.60%	(3.12%)	(0.70%)	5.88%	8.37%
Oppenheimer Main Street® Growth & Income (7/5/95)	(19.40%)	(5.14%)	(19.40%)	(3.96%)	—	7.87%
Oppenheimer Strategic Bond[1] (5/3/93)	6.64%	1.72%	6.64%	3.34%	—	5.01%
Oppenheimer International Growth[1] (5/13/92)	(29.04%)	(5.06%)	(29.04%)	(3.25%)	3.14%	2.48%
Scudder VIT Small Cap Index[3] (8/22/97)	(21.18%)	(5.48%)	(21.18%)	(2.48%)	—	(1.45%)
T. Rowe Price Mid-Cap Growth (12/31/96)	(21.84%)	(4.96%)	(21.84%)	4.05%	—	6.24%
Templeton Foreign Securities[1,8] (5/1/92)	(19.17%)	(4.33%)	(19.17%)	(1.92%)	6.96%	5.83%

1	There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
2	Short-term performance for the INVESCO VIF–Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
3	Investments in companies with small market capitalizations (“small caps”) may be subject to greater price volatility than investments in companies with larger capitalizations because small caps are generally subject to special risks such as narrower markets, less financial resources and less liquid stocks.
4	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
5	Performance for MML Equity Index reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
6	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
7	The yield quotation more closely reflects the current earnings of the money market division than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
8	Performance for Class 2 Shares reflect a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.
9	This division was added to the policy 9/9/2002, in most states.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

9

The following table shows average annual total return rates for the underlying investment funds of the Separate Account for the period ended December 31, 2002.

Investment Fund (Inception Date)	Year to Date	1 Month	1 Year	5 Years	10 Years	Since Inception
American Century® VP Income & Growth Fund (10/30/97)	(19.37%)	(5.32%)	(19.37%)	(0.22%)	—	1.25%
Fidelity® VIP Contrafund® Portfolio (Initial Class) (1/3/95)	(9.35%)	(0.60%)	(9.35%)	3.71%	—	12.27%
Templeton Foreign Securities Fund (Class 2)[1,8] (5/1/92)	(18.56%)	(4.27%)	(18.56%)	(1.10%)	7.76%	6.63%
Goldman Sachs VIT Capital Growth Fund[1] (4/30/98)	(24.49%)	(6.83%)	(24.49%)	—	—	(3.25%)
INVESCO VIF–Technology Fund[2] (5/21/97)	(46.84%)	(13.73%)	(46.84%)	(6.42%)	—	(3.39%)
Janus Aspen Capital Appreciation Portfolio (Institutional) (5/1/97)	(15.67%)	(5.38%)	(15.67%)	7.37%	—	11.00%
Janus Aspen Worldwide Growth Portfolio (Institutional) (9/13/93)	(25.50%)	(4.75%)	(25.50%)	0.65%	—	10.39%
MML Blend Fund (2/3/84)	(11.53%)	(2.80%)	(11.53%)	(1.33%)	5.97%	9.49%
MML Emerging Growth Fund[3] (5/1/00)	(42.44%)	(9.92%)	(42.44%)	—	—	(32.21%)
MML Equity Fund[4] (9/15/71)	(19.55%)	(3.85%)	(19.55%)	(4.64%)	6.19%	11.14%
MML Equity Index Fund (Class II)[5] (5/1/97)	(22.29%)	(5.91%)	(22.29%)	(0.95%)	—	2.69%
MML Growth Equity Fund (5/3/99)	(27.80%)	(7.43%)	(27.80%)	—	—	(10.84%)
MML Inflation-Protected Bond Fund[9] (8/30/02)	3.17%	3.58%	3.17%	—	—	3.17%
MML Large Cap Value Fund (5/1/00)	(16.23%)	(3.40%)	(16.23%)	—	—	(10.82%)
MML Managed Bond Fund (12/16/81)	8.40%	2.11%	8.40%	6.66%	7.22%	9.47%
MML Money Market Fund[6] (12/16/81) (7-day yield 7 0.94%)	1.29%	0.08%	1.29%	4.17%	4.32%	6.12%
MML OTC 100 Fund (5/1/00)	(37.68%)	(12.15%)	(37.68%)	—	—	(40.07%)
MML Small Cap Equity Fund[3] (6/1/98)	(11.84%)	(1.11%)	(11.84%)	—	—	(2.91%)
MML Small Cap Growth Equity Fund[3] (5/3/99)	(25.94%)	(5.88%)	(25.94%)	—	—	(2.18%)
Oppenheimer Aggressive Growth Fund/VA (8/15/86)	(27.79%)	(3.75%)	(27.79%)	(1.89%)	6.64%	9.76%
Oppenheimer Bond Fund/VA (4/3/85)	9.02%	1.80%	9.02%	5.57%	6.89%	8.65%
Oppenheimer Capital Appreciation Fund/VA (4/3/85)	(26.86%)	(7.57%)	(26.86%)	2.30%	10.15%	11.57%
Oppenheimer Global Securities Fund/VA1 (11/12/90)	(22.13%)	(6.15%)	(22.13%)	5.41%	11.91%	9.39%
Oppenheimer High Income Fund/VA (4/30/86)	(2.39%)	0.67%	(2.39%)	0.04%	6.68%	9.18%
Oppenheimer Main Street® Fund/VA10 (7/5/95)	(18.80%)	(5.08%)	(18.80%)	(3.24%)	—	8.67%
Oppenheimer Strategic Bond Fund/VA1 (5/3/93)	7.44%	1.78%	7.44%	4.11%	—	5.80%
Oppenheimer International Growth Fund/VA1 (5/13/92)	(28.51%)	(5.00%)	(28.51%)	(2.52%)	3.92%	3.25%
Scudder VIT Small Cap Index Fund[3] (8/22/97)	(20.58%)	(5.42%)	(20.58%)	(1.75%)	—	(0.71%)
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	(21.25%)	(4.89%)	(21.25%)	4.83%	—	7.04%

1	There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
2	Short-term performance for the INVESCO VIF–Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
3	Investments in companies with small market capitalizations (“small caps”) may be subject to greater price volatility than investments in companies with larger capitalizations because small caps are generally subject to special risks such as narrower markets, less financial resources and less liquid stocks.
4	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
5	Performance for MML Equity Index Fund (Class II) reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
6	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
7	The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
8	Performance for Class 2 Shares reflect a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.
9	This fund was added to the policy 9/9/2002, in most states.
10	Prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be

10

higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VUL II on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Life Service Center Hub at 1-800-272-2215, Monday—Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

EXPERTS

The financial statements included in this Statement of Additional Information for Massachusetts Mutual Variable Life Separate Account I—Variable Universal Life II Segment and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001, and 2000 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

11

Independent Auditors’ Report

To the Board of Directors and Policyowners of

Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I – Variable Universal Life II Segment (“the Account”), as of December 31, 2002, the related statement of operations and the statement of changes in net assets for the year ended December 31, 2002 and for the period May 1, 2001 (Commencement of Operations) through December 31, 2002. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2002, the results of its operations and its changes in net assets for the year ended December 31, 2002 and for the period May 1, 2001 (Commencement of Operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2003

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF ASSETS AND LIABILITIES

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division
ASSETS
Investments
Number of shares (Note 2)	653,442	191,887	83,648	31,272	134,840	80,214	215,757	50,057	229,681

Identified cost (Note 3B)	$3,811,991	$3,747,193	$761,370	$357,490	$2,621,676	$2,003,365	$3,051,436	$220,999	$4,615,406

Value (Note 3A)	$3,371,758	$3,473,148	$649,949	$255,490	$2,342,167	$1,688,506	$2,734,316	$176,983	$3,811,989

Dividends receivable	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	11,140	18,956	210	1,913	10,075	5,000	5,800	142	12,675

Total assets	3,382,898	3,492,104	650,159	257,403	2,352,242	1,693,506	2,740,116	177,125	3,824,664

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-

NET ASSETS	$3,382,898	$3,492,104	$650,159	$257,403	$2,352,242	$1,693,506	$2,740,116	$177,125	$3,824,664

Net Assets:
For variable life insurance policies	$3,382,898	$3,492,104	$650,159	$257,403	$2,352,242	$1,693,506	$2,740,116	$177,125	$3,824,664

Accumulation units (Notes 7 and 8)
Policyowners	4,590,454	4,079,074	977,596	688,160	3,355,686	2,723,744	3,232,856	331,526	5,505,562

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$0.74	$0.86	$0.67	$0.37	$0.70	$0.62	$0.85	$0.53	$0.69
December 31, 2001	0.92	0.95	0.89	0.71	0.84	0.84	0.97	0.94	0.87

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	†MML Small Cap Equity Division	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division
ASSETS
Investments
Number of shares (Note 2)	933,872	120,390	2,554	185,612	274,141	9,305,650	83,635	265,975	119,606	63,489

Identified cost (Note 3B)	$11,777,544	$801,612	$25,907	$1,489,737	$3,398,440	$9,295,206	$257,760	$2,417,603	$1,084,108	$2,279,848

Value (Note 3A)	$10,104,499	$660,002	$26,131	$1,347,662	$3,422,765	$9,295,405	$211,816	$2,261,050	$938,940	$1,855,778

Dividends receivable	-	-	-	-	-	7,454	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	115,930	816	-	970	14,266	60,133	-	3,710	458	6,282

Total assets	10,220,429	660,818	26,131	1,348,632	3,437,031	9,362,992	211,816	2,264,760	939,398	1,862,060

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	9	-	-	-	7	-	-	-

NET ASSETS	$10,220,429	$660,818	$26,122	$1,348,632	$3,437,031	$9,362,992	$211,809	$2,264,760	$939,398	$1,862,060

Net Assets:
For variable life insurance policies	$10,220,429	$660,818	$26,122	$1,348,632	$3,437,031	$9,362,992	$211,809	$2,264,760	$939,398	$1,862,060

Accumulation units (Notes 7 and 8)
Policyowners	14,586,256	1,076,160	25,606	1,745,350	3,060,750	9,171,481	420,437	2,545,777	1,379,716	2,929,303

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$0.70	$0.61	$1.02	$0.77	$1.12	$1.02	$0.50	$0.89	$0.68	$0.64
December 31, 2001	0.91	0.86	—	0.93	1.04	1.02	0.81	1.02	0.93	0.89

†	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	††Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division

ASSETS
Investments
Number of shares (Note 2)	269,504	215,229	220,814	156,640	214,885	276,305	613,609	94,894	279,623	77,669

Identified cost (Note 3B)	$2,965,359	$6,860,175	$4,570,206	$1,230,558	$3,798,140	$1,229,486	$561,454	$897,597	$4,571,457	$843,440

Value (Note 3A)	$3,048,086	$5,729,402	$3,908,406	$1,176,369	$3,292,043	$1,262,712	$466,343	$801,852	$4,020,983	$731,644

Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	1,961	10,858	7,116	4,525	2,391	133	118	526	14,051	4,327

Total assets	3,050,047	5,740,260	3,915,522	1,180,894	3,294,434	1,262,845	466,461	802,378	4,035,034	735,971

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-

NET ASSETS	$3,050,047	$5,740,260	$3,915,522	$1,180,894	$3,294,434	$1,262,845	$466,461	$802,378	$4,035,034	$735,971

Net Assets:
For variable life insurance policies	$3,050,047	$5,740,260	$3,915,522	$1,180,894	$3,294,434	$1,262,845	$466,461	$802,378	$4,035,034	$735,971

Accumulation units (Notes 7 and 8)
Policyowners	2,730,355	9,059,511	5,417,442	1,248,045	4,439,172	1,150,644	827,393	1,017,676	5,202,608	1,033,335

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$1.12	$0.63	$0.72	$0.95	$0.74	$1.10	$0.56	$0.79	$0.78	$0.71
December 31, 2001	1.03	0.87	0.94	0.98	0.92	1.03	0.79	1.00	0.99	0.88

†† Prior	to May 1, 2002, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division.
†††	Prior to May 1, 2002, the Templeton Foreign Securities Division was called Templeton International Securities Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division
Investment income

Dividends (Note 3B)	$15,541	$15,177	$1,357	$-	$11,777	$14,600	$68,982	$-	$110,549

Expenses

Mortality and expense risk fees (Note 4)	15,950	20,008	3,552	1,502	12,732	8,437	16,171	891	22,190

Net investment income (loss) (Note 3C)	(409)	(4,831)	(2,195)	(1,502)	(955)	6,163	52,811	(891)	88,359

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(3,181)	(12,386)	(9,842)	(14,976)	(2,905)	(25,790)	(22,746)	(9,885)	(235,770)

Change in net unrealized appreciation/depreciation of investments	(460,706)	(290,413)	(115,805)	(107,614)	(299,266)	(321,651)	(300,006)	(48,426)	(492,642)

Net gain (loss) on investments	(463,887)	(302,799)	(125,647)	(122,590)	(302,171)	(347,441)	(322,752)	(58,311)	(728,412)

Net increase (decrease) in net assets resulting from operations	$(464,296)	$(307,630)	$(127,842)	$(124,092)	$(303,126)	$(341,278)	$(269,941)	$(59,202)	$(640,053)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2002

	MML Equity Index Division	MML Growth Equity Division	#MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	†MML Small Cap Equity Division	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division
Investment income

Dividends (Note 3B)	$146,772	$-	$215	$9,705	$158,855	$84,900	$-	$5,739	$-	$7,330

Expenses

Mortality and expense risk fees (Note 4)	51,744	3,820	40	6,867	17,256	51,289	1,103	11,304	4,758	10,723

Net investment income (loss) (Note 3C)	95,028	(3,820)	175	2,838	141,599	33,611	(1,103)	(5,565)	(4,758)	(3,393)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(165,163)	(14,364)	(4)	(1,808)	(5,426)	1,626	(8,073)	8,132	(8,655)	(24,717)

Change in net unrealized appreciation/depreciation of investments	(1,704,025)	(149,022)	224	(161,320)	44,153	(851)	(52,110)	(197,245)	(170,872)	(429,106)

Net gain (loss) on investments	(1,869,188)	(163,386)	220	(163,128)	38,727	775	(60,183)	(189,113)	(179,527)	(453,823)

Net increase (decrease) in net assets resulting from operations	$(1,774,160)	$(167,206)	$395	$(160,290)	$180,326	$34,386	$(61,286)	$(194,678)	$(184,285)	$(457,216)

#	For the period September 9, 2002 (Commencement of Operations) Through December 31, 2002.
†	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2002

	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	††Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division
Investment income

Dividends (Note 3B)	$62,141	$17,729	$10,235	$54,761	$12,539	$35,345	$1,431	$6,654	$-	$8,414

Expenses

Mortality and expense risk fees (Note 4)	10,127	31,288	20,750	5,771	18,067	5,580	2,156	3,568	21,855	4,127

Net investment income (loss) (Note 3C)	52,014	(13,559)	(10,515)	48,990	(5,528)	29,765	(725)	3,086	(21,855)	4,287

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(1,967)	(40,030)	(19,892)	(5,668)	(17,709)	(758)	(3,288)	(12,995)	(11,729)	(467)

Change in net unrealized appreciation/depreciation of investments	86,187	(1,203,361)	(716,204)	(57,526)	(518,486)	29,165	(98,851)	(98,384)	(664,399)	(120,829)

Net gain (loss) on investments	84,220	(1,243,391)	(736,096)	(63,194)	(536,195)	28,407	(102,139)	(111,379)	(676,128)	(121,296)

Net increase (decrease) in net assets resulting from operations	$136,234	$(1,256,950)	$(746,611)	$(14,204)	$(541,723)	$58,172	$(102,864)	$(108,293)	$(697,983)	$(117,009)

††	Prior to May 1, 2002, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division.
†††	Prior to May 1, 2002, the Templeton Foreign Securities Division was called Templeton International Securities Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF OPERATIONS

For The Period May 1, 2001 (Commencement of Operations) Through December 31, 2001

	American Century® VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division
Investment income

Dividends (Note 3B)	$-	$9,144	$-	$1,115	$-	$5,976	$2,175	$19,547	$-	$346,682

Expenses

Mortality and expense risk fees (Note 4)	1,737	319	3,133	438	200	1,854	1,473	3,303	78	4,072

Net investment income (loss) (Note 3C)	(1,737)	8,825	(3,133)	677	(200)	4,122	702	16,244	(78)	342,610

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(6,312)	(502)	(863)	(3,189)	(2,143)	(18,226)	(2,525)	(797)	(141)	(43,057)

Change in net unrealized appreciation/depreciation of investments	20,474	2,640	16,368	4,383	5,614	19,757	6,792	(17,114)	4,411	(310,774)

Net gain (loss) on investments	14,162	2,138	15,505	1,194	3,471	1,531	4,267	(17,911)	4,270	(353,831)

Net increase (decrease) in net assets resulting from operations	$12,425	$10,963	$12,372	$1,871	$3,271	$5,653	$4,969	$(1,667)	$4,192	$(11,221)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)

For The Period May 1, 2001 (Commencement of Operations) Through December 31, 2001

	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division
Investment income

Dividends (Note 3B)	$33,641	$102	$1,351	$25,421	$41,234	$1	$517	$3,702	$-

Expenses

Mortality and expense risk fees (Note 4)	4,838	495	562	2,119	12,607	169	708	1,166	2,049

Net investment income (loss) (Note 3C)	28,803	(393)	789	23,302	28,627	(168)	(191)	2,536	(2,049)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(37,709)	(4,151)	(1,222)	2,322	255	(715)	(3,340)	728	(3,132)

Change in net unrealized appreciation/depreciation of investments	30,980	7,412	19,245	(19,828)	1,051	6,166	25,705	40,693	5,035

Net gain (loss) on investments	(6,729)	3,261	18,023	(17,506)	1,306	5,451	22,365	41,421	1,903

Net increase (decrease) in net assets resulting from operations	$22,074	$2,868	$18,812	$5,796	$29,933	$5,283	$22,174	$43,957	$(146)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)

For The Period May 1, 2001 (Commencement of Operations) Through December 31, 2001

	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division
Investment income

Dividends (Note 3B)	$-	$-	$-	$-	$-	$825	$-	$-	$7,398

Expenses

Mortality and expense risk fees (Note 4)	1,169	4,262	2,813	662	2,924	480	154	2,802	518

Net investment income (loss) (Note 3C)	(1,169)	(4,262)	(2,813)	(662)	(2,924)	345	(154)	(2,802)	6,880

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	1,309	(26,514)	(1,179)	(819)	(2,034)	(477)	(445)	(1,981)	(12,093)

Change in net unrealized appreciation/depreciation of investments	(3,460)	72,589	54,404	3,337	12,389	4,061	3,740	113,924	9,033

Net gain (loss) on investments	(2,151)	46,075	53,225	2,518	10,355	3,584	3,295	111,943	(3,060)

Net increase (decrease) in net assets resulting from operations	$(3,320)	$41,813	$50,412	$1,856	$7,431	$3,929	$3,141	$109,141	$3,820

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$(409)	$(4,831)	$(2,195)	$(1,502)	$(955)	$6,163	$52,811	$(891)	$88,359

Net realized gain (loss) on investments	(3,181)	(12,386)	(9,842)	(14,976)	(2,905)	(25,790)	(22,746)	(9,885)	(235,770)

Change in net unrealized appreciation/depreciation of investments	(460,706)	(290,413)	(115,805)	(107,614)	(299,266)	(321,651)	(300,006)	(48,426)	(492,642)

Net increase (decrease) in net assets resulting from operations	(464,296)	(307,630)	(127,842)	(124,092)	(303,126)	(341,278)	(269,941)	(59,202)	(640,053)

Capital transactions: (Note 7)

Transfer of net premiums	2,762,239	2,472,412	582,079	270,822	1,641,613	1,534,033	1,515,908	194,236	2,936,220

Transfer of surrender values	(425,398)	(488,296)	(106,920)	(48,291)	(276,132)	(252,341)	(237,924)	(34,380)	(568,377)

Transfer due to death benefits	(1,691)	(5,564)	-	(91)	(5,183)	(3,920)	(177)	-	(4,643)

Transfer due to policy loans net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,496	(1,139)	(1,560)	(1,039)	(151)	(17,078)	(2,935)	(544)	155

Withdrawal due to charges for administrative and insurance costs	(299,293)	(323,676)	(70,492)	(28,025)	(196,702)	(151,344)	(211,103)	(18,170)	(428,276)

Divisional transfers and transfers to/from Guaranteed Principal Account	664,979	660,957	147,798	59,829	341,324	205,481	563,645	39,717	490,552

Net increase (decrease) in net assets resulting from capital transactions	2,702,332	2,314,694	550,905	253,205	1,504,769	1,314,831	1,627,414	180,859	2,425,631

Total increase (decrease)	2,238,036	2,007,064	423,063	129,113	1,201,643	973,553	1,357,473	121,657	1,785,578

NET ASSETS, at beginning of the year	1,144,862	1,485,040	227,096	128,290	1,150,599	719,953	1,382,643	55,468	2,039,086

NET ASSETS, at end of the year	$3,382,898	$3,492,104	$650,159	$257,403	$2,352,242	$1,693,506	$2,740,116	$177,125	$3,824,664

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2002

	MML Equity Index Division	MML Growth Equity Division	#MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	†MML Small Cap Equity Division	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$95,028	$(3,820)	$175	$2,838	$141,599	$33,611	$(1,103)	$(5,565)	$(4,758)	$(3,393)

Net realized gain (loss) on investments	(165,163)	(14,364)	(4)	(1,808)	(5,426)	1,626	(8,073)	8,132	(8,655)	(24,717)

Change in net unrealized appreciation/depreciation of investments	(1,704,025)	(149,022)	224	(161,320)	44,153	(851)	(52,110)	(197,245)	(170,872)	(429,106)

Net increase (decrease) in net assets resulting from operations	(1,774,160)	(167,206)	395	(160,290)	180,326	34,386	(61,286)	(194,678)	(184,285)	(457,216)

Capital transactions: (Note 7)

Transfer of net premiums	8,246,583	555,157	550	1,037,401	2,117,066	13,798,078	162,282	1,770,654	737,656	1,697,698

Transfer of surrender values	(672,814)	(100,528)	(318)	(171,680)	(397,782)	(1,112,102)	(34,445)	(306,047)	(124,681)	(376,465)

Transfer due to death benefits	(57)	-	-	(3,590)	(28)	-	-	(191)	(192)	(754)

Transfer due to policy loans net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	5,304	1,482	-	349	1,563	219	(1,563)	(117)	(1,451)	437

Withdrawal due to charges for administrative and insurance costs	(614,163)	(73,133)	(329)	(150,279)	(287,161)	(858,280)	(20,956)	(222,415)	(84,659)	(218,795)

Divisional transfers and transfers to/from Guaranteed Principal Account	1,751,959	130,673	25,824	380,511	802,335	(7,747,285)	57,196	439,060	196,451	214,023

Net increase (decrease) in net assets resulting from capital transactions	8,716,812	513,651	25,727	1,092,712	2,235,993	4,080,630	162,514	1,680,944	723,124	1,316,144

Total increase (decrease)	6,942,652	346,445	26,122	932,422	2,416,319	4,115,016	101,228	1,486,266	538,839	858,928

NET ASSETS, at beginning of the period/year	3,277,777	314,373	-	416,210	1,020,712	5,247,976	110,581	778,494	400,559	1,003,132

NET ASSETS, at end of the year	$10,220,429	$660,818	$26,122	$1,348,632	$3,437,031	$9,362,992	$211,809	$2,264,760	$939,398	$1,862,060

#	For the period September 9, 2002 (Commencement of Operations) Through December 31, 2002.
†	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2002

	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	††Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$52,014	$(13,559)	$(10,515)	$48,990	$(5,528)	$29,765	$(725)	$3,086	$(21,855)	$4,287

Net realized gain (loss) on investments	(1,967)	(40,030)	(19,892)	(5,668)	(17,709)	(758)	(3,288)	(12,995)	(11,729)	(467)

Change in net unrealized appreciation/depreciation of investments	86,187	(1,203,361)	(716,204)	(57,526)	(518,486)	29,165	(98,851)	(98,384)	(664,399)	(120,829)

Net increase (decrease) in net assets resulting from operations	136,234	(1,256,950)	(746,611)	(14,204)	(541,723)	58,172	(102,864)	(108,293)	(697,983)	(117,009)

Capital transactions: (Note 7)

Transfer of net premiums	2,264,512	4,743,948	3,288,186	874,710	2,849,344	860,039	469,184	678,320	2,987,390	438,979

Transfer of surrender values	(227,430)	(875,120)	(609,572)	(142,761)	(543,264)	(135,620)	(84,238)	(101,206)	(563,278)	(84,382)

Transfer due to death benefits	(177)	(4,607)	(3,072)	(413)	(4,240)	(443)	-	-	(5,520)	(197)

Transfer due to policy loans net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	3,678	4,495	(1,723)	449	84	393	(433)	(407)	915	(1,112)

Withdrawal due to charges for administrative and insurance costs	(214,826)	(604,972)	(438,873)	(110,226)	(387,928)	(151,518)	(41,228)	(68,729)	(402,612)	(63,033)

Divisional transfers and transfers to/from Guaranteed Principal Account	462,367	1,176,888	978,475	218,249	442,391	326,655	97,024	221,183	1,046,230	170,353

Net increase (decrease) in net assets resulting from capital transactions	2,288,124	4,440,632	3,213,421	840,008	2,356,387	899,506	440,309	729,161	3,063,125	460,608

Total increase (decrease)	2,424,358	3,183,682	2,466,810	825,804	1,814,664	957,678	337,445	620,868	2,365,142	343,599

NET ASSETS, at beginning of the year	625,689	2,556,578	1,448,712	355,090	1,479,770	305,167	129,016	181,510	1,669,892	392,372

NET ASSETS, at end of the year	$3,050,047	$5,740,260	$3,915,522	$1,180,894	$3,294,434	$1,262,845	$466,461	$802,378	$4,035,034	$735,971

††	Prior to May 1, 2002, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division.
†††	Prior to May 1, 2002, the Templeton Foreign Securities Division was called Templeton International Securities Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Period May 1, 2001 (Commencement of Operations) Through December 31, 2001

	American Century® VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$(1,737)	$8,825	$(3,133)	$677	$(200)	$4,122	$702	$16,244	$(78)	$342,610

Net realized gain (loss) on investments	(6,312)	(502)	(863)	(3,189)	(2,143)	(18,226)	(2,525)	(797)	(141)	(43,057)

Change in net unrealized appreciation/depreciation of investments	20,474	2,640	16,368	4,383	5,614	19,757	6,792	(17,114)	4,411	(310,774)

Net increase (decrease) in net assets resulting from operations	12,425	10,963	12,372	1,871	3,271	5,653	4,969	(1,667)	4,192	(11,221)

Capital transactions: (Note 7)

Transfer of net premiums	737,566	125,704	952,031	199,199	88,372	601,986	511,615	1,242,583	29,470	1,365,026

Transfer of surrender values	(64,124)	(15,795)	(102,969)	(24,202)	(8,496)	(54,842)	(60,771)	(50,179)	(4,408)	(142,597)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	356	157	(6,377)	(106)	(277)	219	(7,862)	(134)	73	(16,063)

Withdrawal due to charges for administrative and insurance costs	(43,692)	(11,602)	(74,163)	(20,771)	(4,992)	(40,152)	(37,914)	(39,682)	(2,309)	(108,057)

Divisional transfers and transfers to/from Guaranteed Principal Account	502,331	72,083	704,146	71,105	50,412	637,735	309,916	231,722	28,450	951,998

Net increase (decrease) in net assets resulting from capital transactions	1,132,437	170,547	1,472,668	225,225	125,019	1,144,946	714,984	1,384,310	51,276	2,050,307

Total increase (decrease)	1,144,862	181,510	1,485,040	227,096	128,290	1,150,599	719,953	1,382,643	55,468	2,039,086

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$1,144,862	$181,510	$1,485,040	$227,096	$128,290	$1,150,599	$719,953	$1,382,643	$55,468	$2,039,086

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Period May 1, 2001 (Commencement of Operations) Through December 31, 2001

	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$28,803	$(393)	$789	$23,302	$28,627	$(168)	$(191)	$2,536	$(2,049)

Net realized gain (loss) on investments	(37,709)	(4,151)	(1,222)	2,322	255	(715)	(3,340)	728	(3,132)

Change in net unrealized appreciation/depreciation of investments	30,980	7,412	19,245	(19,828)	1,051	6,166	25,705	40,693	5,035

Net increase (decrease) in net assets resulting from operations	22,074	2,868	18,812	5,796	29,933	5,283	22,174	43,957	(146)

Capital transactions: (Note 7)

Transfer of net premiums	2,122,524	251,596	315,517	547,253	9,904,841	68,021	313,877	509,179	819,130

Transfer of surrender values	(107,872)	(20,881)	(19,210)	(69,804)	(317,359)	(5,178)	(23,254)	(45,041)	(91,684)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	17,457	473	793	5,143	1,746	2,006	1,392	6	1,752

Withdrawal due to charges for administrative and insurance costs	(96,458)	(14,763)	(17,431)	(56,330)	(292,378)	(4,012)	(14,080)	(36,966)	(53,968)

Divisional transfers and transfers to/from Guaranteed Principal Account	1,320,052	95,080	117,729	588,654	(4,078,807)	44,461	100,450	307,359	328,048

Net increase (decrease) in net assets resulting from capital transactions	3,255,703	311,505	397,398	1,014,916	5,218,043	105,298	378,385	734,537	1,003,278

Total increase (decrease)	3,277,777	314,373	416,210	1,020,712	5,247,976	110,581	400,559	778,494	1,003,132

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$3,277,777	$314,373	$416,210	$1,020,712	$5,247,976	$110,581	$400,559	$778,494	$1,003,132

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Period May 1, 2001 (Commencement of Operations) Through December 31, 2001

	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$(1,169)	$(4,262)	$(2,813)	$(662)	$(2,924)	$345	$(154)	$(2,802)	$6,880

Net realized gain (loss) on investments	1,309	(26,514)	(1,179)	(819)	(2,034)	(477)	(445)	(1,981)	(12,093)

Change in net unrealized appreciation/depreciation of investments	(3,460)	72,589	54,404	3,337	12,389	4,061	3,740	113,924	9,033

Net increase (decrease) in net assets resulting from operations	(3,320)	41,813	50,412	1,856	7,431	3,929	3,141	109,141	3,820

Capital transactions: (Note 7)

Transfer of net premiums	456,276	1,689,105	1,138,560	251,349	1,174,858	242,376	86,021	1,061,309	236,701

Transfer of surrender values	(33,451)	(169,260)	(110,040)	(23,474)	(114,848)	(21,664)	(7,641)	(107,325)	(15,105)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	178	(1,077)	1,270	(64)	1,008	81	(240)	(3,353)	(2,267)

Withdrawal due to charges for administrative and insurance costs	(35,365)	(122,368)	(89,421)	(15,239)	(82,604)	(18,184)	(4,017)	(80,961)	(9,360)

Divisional transfers and transfers to/from Transfers between Sub-Accounts Guaranteed Principal Account	241,371	1,118,365	457,931	140,662	493,925	98,629	51,752	691,081	178,583

Net increase (decrease) in net assets resulting from capital transactions	629,009	2,514,765	1,398,300	353,234	1,472,339	301,238	125,875	1,560,751	388,552

Total increase (decrease)	625,689	2,556,578	1,448,712	355,090	1,479,770	305,167	129,016	1,669,892	392,372

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$625,689	$2,556,578	$1,448,712	$355,090	$1,479,770	$305,167	$129,016	$1,669,892	$392,372

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life II Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains twelve segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

On October 15, 2002, MassMutual established a twelfth segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s new lifetime insurance protection for individual, flexible premium adjustable, variable life insurance policy, known as VUL GuardSM.

Notes To Financial Statements (Continued)

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account I assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF VUL II SEGMENT’S ASSETS

The VUL II Segment consists of twenty-nine divisions. Each division invests in corresponding shares of either the American Century® Variable Portfolios, Inc. (“American Century VP”), Fidelity® Variable Insurance Products Funds II (“Fidelity VIP Fund II”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), Janus Aspen Series (“Janus Aspen”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), and Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”). Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division and the Templeton Foreign Securities Division was called Templeton International Securities Division.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to the VUL II Segment’s policyowners: American Century® VP Income & Growth Fund. American Century Investment Management, Inc. is the investment manager to the Fund.

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the VUL II Segment’s policyowners: Fidelity® VIP II Contrafund® Portfolio. Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

Goldman Sachs VIT is an open-end, management investment company registered under the 1940 Act with one of its separate series of shares available to the VUL II Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund. Goldman Sachs Asset Management, a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Fund.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with one of its Funds available to the VUL II Segment’s policyowners: INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to the Fund.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with two of its separate series available to the VUL II Segment’s policyowners: Janus Aspen Series Capital Appreciation Portfolio (Institutional Shares) and Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares). Janus Capital Corp. is the investment adviser to the Portfolios.

MML Trust is an open-end, investment company registered under the 1940 Act. Eleven of its fourteen separate series are available to the VUL II Segment’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Small Cap Equity Fund (prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund). MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Equity Fund. MassMutual has entered into sub-advisory agreements with Babson and with Alliance Capital Management L.P. (“Alliance Capital”) on February 12, 2002 whereby Babson and Alliance Capital each manage a portion of the portfolio of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DeAM”) whereby DeAM manages the investments of the MML Equity Index Fund and MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DeAM, served as sub-

Notes To Financial Statements (Continued)

adviser to the Funds. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) and has entered into a sub-advisory agreement with Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-advisor for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers.

Oppenheimer Fund is an open-end, management investment company registered under the 1940 Act with seven of its Funds available to the VUL II Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Fund.

Panorama Fund is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the VUL II Segment’s policyowners: Oppenheimer International Growth Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund.

Deutsche VIT Funds is an investment company registered under the 1940 Act with one of its separate series available to the VUL II Segment’s policyowners: Scudder VIT Small Cap Index Fund (prior to May 1, 2002, this fund was called Deutsche VIT Small Cap Index Fund). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DeAM, served as the investment adviser to the Fund.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to the VUL II Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Franklin Templeton VIP Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to the VUL II Segment’s policyowners: Templeton Foreign Securities Fund (class 2) (prior to May 1, 2002, this fund was called Templeton International Securities Fund). Templeton Investment Counsel, LLC is the investment adviser to the Fund.

In addition to the twenty-nine divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the VUL II Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the American Century VP, Deutsche VIT Funds, Fidelity VIP Fund II, Goldman Sachs VIT, INVESCO VIF, Janus Aspen, MML Trust, Oppenheimer Fund, Panorama Fund, T. Rowe Price and Franklin Templeton VIP Trust are each stated at market value, which is the net asset value of each of the respective underlying funds.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

Notes To Financial Statements (Continued)

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. VUL II Segment is part of MassMutual’s total operation and is not taxed separately. VUL II Segment will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of VUL II Segment are credited to the policies. Accordingly, MassMutual does not intend to make any charge to VUL II Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to VUL II Segment.

D.	Policy Loan

When a policy loan is made, VUL II Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of VUL II Segment by an equal amount. The interest rate charged on any loan is 4% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest on the loaned value at a rate which is the greater of 3% or the policy loan rate less the loan interest rate expense charge.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

A premium expense charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the VUL II Segment of Separate Account I and the GPA. The charge is 5% of premium up to expense premium and 3% of premium over premium expense factor. The premium expense factor is based on the issue age, gender, and risk classification of the Insured.

Monthly charges will be deducted from the account value. The monthly charges are: (a) an administrative charge; (b) a face amount charge; (c) an insurance charge and (d) a rider charge for any additional benefits provided by rider.

Daily charges against the net asset value of the VUL II Segment of Separate Account I will be assessed for mortality and expense risks. This charge is not deducted from the assets in the GPA. The current rate for policy years 1-15: 0.75%, for policy years 16+: 0.25%, on an annual basis, of daily net asset value of the VUL II Segment of Separate Account I.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the VUL II Segment’s account by MassMutual to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement to which MML Distributors, MassMutual and Separate Account I are parties. MML Investors Services, Inc. (“MMLISI”) serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policy.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division

Cost of purchases	$2,964,934	$2,414,985	$619,019	$280,708	$1,756,889	$1,404,646	$1,816,202	$209,344	$2,901,614

Proceeds from sales	(256,121)	(113,981)	(70,319)	(23,669)	(250,931)	(83,368)	(134,652)	(25,586)	(380,239)

	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division

Cost of purchases	$9,589,238	$608,493	$26,365	$1,156,709	$2,629,183	$9,365,507	$202,008	$1,839,993	$755,608	$1,388,132

Proceeds from sales	(834,705)	(97,765)	(455)	(56,873)	(256,626)	(5,380,483)	(40,368)	(163,078)	(28,705)	(62,738)

	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	††Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division

Cost of purchases	$2,430,661	$4,823,217	$3,286,496	$941,166	$2,440,151	$981,812	$485,249	$798,405	$3,193,694	$623,656

Proceeds from sales	(90,482)	(383,472)	(79,315)	(50,702)	(75,023)	(45,070)	(45,087)	(65,799)	(152,472)	(141,993)

Notes To Financial Statements (Continued)

7.	NET INCREASE IN ACCUMULATION UNITS

The change in units outstanding for the year ended December 31, 2002 was as follows:

December 31, 2002	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division

Units purchased	3,581,124	2,815,782	833,304	562,620	2,230,831	2,260,802	1,776,332	319,024	3,958,389

Units withdrawn	(918,410)	(908,115)	(242,198)	(164,434)	(636,494)	(578,832)	(510,991)	(83,928)	(1,334,553)

Units transferred between divisions	684,497	610,687	130,037	109,025	387,503	185,587	535,080	37,146	538,030

Net increase (decrease)	3,347,211	2,518,354	721,143	507,211	1,981,840	1,867,557	1,800,421	272,242	3,161,866

Units, at beginning of the period/year	1,243,243	1,560,720	256,453	180,949	1,373,846	856,187	1,432,435	59,284	2,343,696

Units, at end of the year	4,590,454	4,079,074	977,596	688,160	3,355,686	2,723,744	3,232,856	331,526	5,505,562

December 31, 2002 (Continued)	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division

Units purchased	10,828,164	815,756	932	1,300,987	2,056,846	16,730,884	305,374	1,952,597	1,024,575	2,423,224

Units withdrawn	(1,687,756)	(252,129)	(656)	(398,534)	(636,430)	(1,943,884)	(97,002)	(566,494)	(282,881)	(843,219)

Units transferred between divisions	1,837,765	145,398	25,330	395,188	662,337	(10,783,444)	76,166	393,934	205,441	218,309

Net increase (decrease)	10,978,173	709,025	25,606	1,297,641	2,082,753	4,003,556	284,538	1,780,037	947,135	1,798,314

Units, at beginning of the period/year	3,608,083	367,135	-	447,709	977,997	5,167,925	135,899	765,740	432,581	1,130,989

Units, at end of the year	14,586,256	1,076,160	25,606	1,745,350	3,060,750	9,171,481	420,437	2,545,777	1,379,716	2,929,303

December 31, 2002 (Continued)	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units purchased	2,167,339	6,954,663	4,226,480	975,950	3,579,749	853,838	746,563	818,665	3,676,177	590,929

Units withdrawn	(419,184)	(2,130,136)	(1,303,872)	(270,853)	(1,150,445)	(274,066)	(190,009)	(198,296)	(1,163,733)	(187,728)

Units transferred between divisions	375,804	1,305,860	945,761	179,387	402,819	274,353	108,453	215,847	1,007,272	184,839

Net increase (decrease)	2,123,959	6,130,387	3,868,369	884,484	2,832,123	854,125	665,007	836,216	3,519,716	588,040

Units, at beginning of the period/year	606,396	2,929,124	1,549,073	363,561	1,607,049	296,519	162,386	181,460	1,682,892	445,295

Units, at end of the year	2,730,355	9,059,511	5,417,442	1,248,045	4,439,172	1,150,644	827,393	1,017,676	5,202,608	1,033,335

Notes To Financial Statements (Continued)

7.	NET INCREASE IN ACCUMULATION UNITS (Continued)

The change in units outstanding for the period May 1, 2001 (Commencement of Operations) Through December 31, 2001 was as follows:

December 31, 2001	American Century® VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division

Units purchased	1,102,994	154,624	1,328,334	252,574	137,209	1,066,565	826,084	1,354,312	44,877	2,018,327

Units withdrawn	(120,650)	(29,689)	(190,965)	(53,314)	(19,929)	(116,432)	(120,698)	(94,983)	(7,953)	(295,872)

Units transferred between divisions	260,899	56,525	423,351	57,193	63,669	423,713	150,801	173,106	22,360	621,241

Net increase	1,243,243	181,460	1,560,720	256,453	180,949	1,373,846	856,187	1,432,435	59,284	2,343,696

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	1,243,243	181,460	1,560,720	256,453	180,949	1,373,846	856,187	1,432,435	59,284	2,343,696

December 31, 2001 (Continued)	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division

Units purchased	2,539,771	314,926	378,892	822,111	12,073,751	98,951	381,985	696,185	1,060,674

Units withdrawn	(229,874)	(43,069)	(40,976)	(121,705)	(603,429)	(12,044)	(43,511)	(86,043)	(168,806)

Units transferred between divisions	1,298,186	95,278	109,793	277,591	(6,302,397)	48,992	94,107	155,598	239,121

Net increase	3,608,083	367,135	447,709	977,997	5,167,925	135,899	432,581	765,740	1,130,989

Units, at beginning of the period	-	-	-	-	-	-	-	-	-

Units, at end of the year	3,608,083	367,135	447,709	977,997	5,167,925	135,899	432,581	765,740	1,130,989

December 31, 2001 (Continued)	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Units purchased	484,233	2,540,391	1,399,996	312,606	1,452,984	257,801	130,080	1,437,585	409,154

Units withdrawn	(66,426)	(347,345)	(225,190)	(40,192)	(219,559)	(39,860)	(15,194)	(206,855)	(28,363)

Units transferred between divisions	188,589	736,078	374,267	91,147	373,624	78,578	47,500	452,162	64,504

Net increase	606,396	2,929,124	1,549,073	363,561	1,607,049	296,519	162,386	1,682,892	445,295

Units, at beginning of the period	-	-	-	-	-	-	-	-	-

Units, at end of the year	606,396	2,929,124	1,549,073	363,561	1,607,049	296,519	162,386	1,682,892	445,295

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values, units outstanding, net investment income ratios and the expense ratios, excluding expenses of the underlying funds for each of the two years, in the period ended December 31, 2002 follows:

	Units	Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
American Century® VP Income & Growth Division

December 31,

2002	4,590,454	$0.74	$3,382,898	(0.02)%	0.75%	(19.97)%

2001*	1,243,243	0.92	1,144,862	(0.50)%	0.50%	9.04%

Fidelity® VIP II Contrafund® Division

December 31,

2002	4,079,074	0.86	3,492,104	(0.18)%	0.75%	(10.02)%

2001*	1,560,720	0.95	1,485,040	(0.50)%	0.50%	(12.94)%

Goldman Sachs Capital Growth Division

December 31,

2002	977,596	0.67	650,159	(0.46)%	0.75%	(25.05)%

2001*	256,453	0.89	227,096	0.77%	0.50%	(15.10)%

INVESCO Technology Division

December 31,

2002	688,160	0.37	257,403	(0.75)%	0.75%	(47.24)%

2001*	180,949	0.71	128,290	(0.47)%	(0.50)%	(46.23)%

Janus Aspen Capital Appreciation Division

December 31,

2002	3,355,686	0.70	2,352,242	(0.06)%	0.75%	(16.30)%

2001*	1,373,846	0.84	1,150,599	1.11%	0.50%	(22.26)%

Janus Aspen Worldwide Growth Division

December 31,

2002	2,723,744	0.62	1,693,506	0.55%	0.75%	(26.06)%

2001*	856,187	0.84	719,953	0.24%	0.50%	(23.02)%

MML Blend Division

December 31,

2002	3,232,856	0.85	2,740,116	2.44%	0.75%	(12.19)%

2001*	1,432,435	0.97	1,382,643	2.46%	0.50%	(6.46)%

MML Emerging Growth Division

December 31,

2002	331,526	0.53	177,125	(0.75)%	0.75%	(42.87)%

2001*	59,284	0.94	55,468	(0.43)%	(0.50)%	(16.95)%

MML Equity Division

December 31,

2002	5,505,562	0.69	3,824,664	2.98%	0.75%	(20.15)%

2001*	2,343,696	0.87	2,039,086	42.15%	0.50%	(15.36)%

MML Equity Index Division

December 31,

2002	14,586,256	0.70	10,220,429	1.37%	0.75%	(22.87)%

2001*	3,608,083	0.91	3,277,777	2.96%	0.50%	(12.84)%

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount

MML Growth Equity Division

December 31,

2002	1,076,160	0.61	660,818	(0.75)%	0.75%	(28.34)%

2001*	367,135	0.86	314,373	(0.39)%	0.50%	(25.76)%

MML Inflation-Protected Bond Division

December 31,

2002*	25,606	$1.02	$26,122	1.06%	0.24%	2.91%

MML Large Cap Value Division

December 31,

2002	1,745,350	0.77	1,348,632	0.31%	0.75%	(16.86)%

2001*	447,709	0.93	416,210	0.64%	0.50%	(11.82)%

MML Managed Bond Division

December 31,

2002	3,060,750	1.12	3,437,031	6.12%	0.75%	7.60%

2001*	977,997	1.04	1,020,712	5.51%	0.50%	7.08%

MML Money Market Division

December 31,

2002	9,171,481	1.02	9,362,992	0.49%	0.75%	0.53%

2001*	5,167,925	1.02	5,247,976	1.14%	0.50%	2.89%

MML OTC 100 Division

December 31,

2002	420,437	0.50	211,809	(0.75)%	0.75%	(38.15)%

2001*	135,899	0.81	110,581	(0.47)%	0.50%	(33.61)%

MML Small Cap Equity Division

December 31,

2002	2,545,777	0.89	2,264,760	(0.37)%	0.75%	(12.49)%

2001*	765,740	1.02	778,494	1.08%	0.50%	2.58%

MML Small Cap Growth Equity Division

December 31,

2002	1,379,716	0.68	939,398	(0.75)%	0.75%	(26.50)%

2001*	432,581	0.93	400,559	(0.13)%	0.50%	(13.36)%

Oppenheimer Aggressive Growth Division

December 31,

2002	2,929,303	0.64	1,862,060	(0.24)%	0.75%	(28.33)%

2001*	1,130,989	0.89	1,003,132	(0.50)%	0.50%	(31.78)%

Oppenheimer Bond Division

December 31,

2002	2,730,355	1.12	3,050,047	3.83%	0.75%	8.21%

2001*	606,396	1.03	625,689	9.91%	0.50%	6.98%

Oppenheimer Capital Appreciation Division

December 31,

2002	9,059,511	0.63	5,740,260	(0.32)%	0.75%	(27.40)%

2001*	2,929,124	0.87	2,556,578	(0.50)%	0.50%	(13.23)%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount

Oppenheimer Global Securities Division

December 31,

2002	5,417,442	$0.72	$3,915,522	(0.38)%	0.75%	(22.72)%

2001*	1,549,073	0.94	1,448,712	(0.50)%	0.50%	(12.70)%

Oppenheimer High Income Division

December 31,

2002	1,248,045	0.95	1,180,894	6.33%	0.75%	(3.12)%

2001*	363,561	0.98	355,090	(0.50)%	0.50%	1.21%

Oppenheimer Main Street® Growth & Income Division

December 31,

2002	4,439,172	0.74	3,294,434	(0.23)%	0.75%	(19.40)%

2001*	1,607,049	0.92	1,479,770	(0.50)%	0.50%	(10.83)%

Oppenheimer Strategic Bond Division

December 31,

2002	1,150,644	1.10	1,262,845	3.98%	0.75%	6.64%

2001*	296,519	1.03	305,167	0.36%	0.50%	4.06%

Oppenheimer International Growth Division

December 31,

2002	827,393	0.56	466,461	(0.25)%	0.75%	(29.04)%

2001*	162,386	0.79	129,016	(0.45)%	0.50%	(24.88)%

Scudder VIT Small Cap Index Division

December 31,

2002	1,017,676	0.79	802,378	0.65%	0.75%	(21.18)%

2001*	181,460	1.00	181,510	13.76%	0.50%	1.31%

T. Rowe Price Mid-Cap Growth Division

December 31,

2002	5,202,608	0.78	4,035,034	(0.75)%	0.75%	(21.84)%

2001*	1,682,892	0.99	1,669,892	(0.50)%	0.50%	(1.67)%

Templeton Foreign Securities Division

December 31,

2002	1,033,335	0.71	735,971	0.78%	0.75%	(19.17)%

2001*	445,295	0.88	392,372	6.57%	0.50%	(16.62)%

*	Commenced operations

9.	SUBSEQUENT EVENT

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”) replaced DeAM as the MML Equity Index Fund’s and the MML OTC 100 Fund’s sub-advisor. This change resulted from the sale by Deutsche Bank, the parent company of DeAM, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

Report of Independent Auditors

To the Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company effective January 1, 2001 adopted certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

March 6, 2003

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2002	2001
	(In Millions)
Assets:

Bonds	$27,782	$26,596
Common stocks (cost: 2002-$653; 2001-$453)	649	445
Mortgage loans	7,048	6,930
Policy loans	6,253	6,071
Real estate	1,844	1,924
Other investments	4,315	3,418
Cash and short-term investments	8,178	4,684

Total invested assets	56,069	50,068
Accrued investment income	843	786
Other assets	1,411	1,466

	58,323	52,320
Separate account assets	16,439	17,919

Total assets	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2002	2001
	(In Millions)
Liabilities:

Policyholders’ reserves	$43,756	$40,181
Deposit fund balances	3,913	2,730
Policyholders’ dividends	1,202	1,147
Policyholders’ claims and other benefits	260	222
Federal income taxes	334	674
Asset valuation and other investment reserves	489	691
Other liabilities	2,286	1,533

	52,240	47,178

Separate account liabilities	16,417	17,910

Total liabilities	68,657	65,088

Policyholders’ contingency reserves	6,105	5,151

Total liabilities and policyholders’ contingency reserves	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Revenue:

Premium income	$10,301	$10,386	$9,902
Net investment income	3,755	3,586	3,314
Reserve adjustments on reinsurance ceded	34	(297)	(252)
Fees and other income	203	196	181

Total revenue	14,293	13,871	13,145

Benefits and expenses:

Policyholders’ benefits and payments	6,579	7,033	9,238
Addition to policyholders’ reserves and funds	4,720	3,907	1,160
Operating expenses	715	568	452
Commissions	432	348	324
State taxes, licenses and fees	93	99	86
Federal income tax (benefit) expense	(138)	122	147

Total benefits and expenses	12,401	12,077	11,407

Net gain from operations before dividends	1,892	1,794	1,738

Dividends to policyholders	1,163	1,097	1,086

Net gain from operations	729	697	652

Net realized capital gains	664	123	93

Net income	$1,393	$820	$745

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Policyholders’ contingency reserves, beginning of year, as previously reported	$5,151	$3,836	$3,411
Cumulative effect of the change in statutory accounting principles	–	981	–

Policyholders’ contingency reserves, beginning of year, as adjusted	5,151	4,817	3,411

Increase (decrease) due to:

Net income	1,393	820	745
Change in net unrealized capital losses	(456)	(491)	(322)
Change in asset valuation and other investment reserves	202	202	102
Change in non-admitted assets	(146)	(210)	(100)
Change in reserve valuation bases	(57)	–	–
Other	18	13	–

Net increase	954	334	425

Policyholders’ contingency reserves, end of year	$6,105	$5,151	$3,836

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Operating activities:

Net income	$1,393	$820	$745
Addition to policyholders’ reserves and policy benefits, net of transfers to separate accounts	3,548	2,746	1,539
Change in accrued investment income	(57)	(58)	(140)
Change in federal income tax payable/receivable	(340)	(66)	6
Net realized capital gains	(664)	(123)	(93)
Other changes	614	196	188

Net cash provided by operating activities	4,494	3,515	2,245

Investing activities:

Loans and purchases of investments	(14,280)	(13,095)	(14,178)
Sales and maturities of investments and receipts from repayment of loans	12,387	11,133	12,145

Net cash used in investing activities	(1,893)	(1,962)	(2,033)

Financing activities:

Policyholders’ account balance deposits	1,342	1,064	544
Policyholders’ account balance withdrawals	(449)	(225)	(250)

Net cash provided by financing activities	893	839	294

Increase in cash and short-term investments	3,494	2,392	506

Cash and short-term investments, beginning of year	4,684	2,292	1,786

Cash and short-term investments, end of year	$8,178	$4,684	$2,292

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.	NATURE OF OPERATIONS

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 3 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between accounting principles pursuant to statutory and GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally requires reporting at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, while under GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and funds, while under GAAP, these recoverables are reported as an asset.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company is allowed as an admitted asset. However, the amount of this admitted asset is limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification as of December 31, 2002 and 2001 is as follows (in millions):

	2002	2001
Policyholders’ contingency reserves, as reported	$6,105	$5,151
Less admitted prepaid pension asset	(128)	(256)

Policyholders’ contingency reserves, Codification	$5,977	$4,895

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Notes To Statutory Financial Statements, Continued

The most significant estimates include those used in determining investment valuation reserves on mortgage loans and real estate held for sale, other than temporary impairments and the liability for future policyholders’ reserves and funds. Future events, including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Bonds

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method.

The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Bond transactions are recorded on a trade date basis.

For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c.	Common stocks

Common stocks are valued in accordance with rules established by the NAIC. Generally, common stocks are valued at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The values of common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Common stock transactions are recorded on a trade date basis.

d.	Mortgage loans

Mortgage loans are valued at amortized cost, net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains and losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e.	Policy loans

Policy loans are carried at the outstanding loan balance, less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

Notes To Statutory Financial Statements, Continued

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, including capital additions, net of write-downs for other than temporary declines in fair value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. Cost is adjusted for other than temporary impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable with the impairment loss being included in net realized capital gains and losses. Real estate held for sale is carried at the lower of cost or fair value less estimated selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g.	Other investments

Other investments primarily include derivatives, common stock investments in unconsolidated subsidiaries and affiliates, partnerships, limited liability companies and preferred stocks.

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

Derivatives are included in other investments on the Statutory Statements of Financial Position. Derivatives are carried at fair value and changes in fair values are recorded as realized capital gains and losses on the Statutory Statements of Income. In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument, the premium is amortized into investment income over the life of the derivative instrument. The Company’s derivative strategy employs a variety of instruments, including financial futures, forward commitments, interest rate and currency swaps, foreign exchange contracts, and options, including caps and floors.

Investments in unconsolidated subsidiaries and affiliates are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 2002, 2001 and 2000, the Company contributed additional paid-in capital of $255 million, $208 million and $233 million, respectively, to unconsolidated subsidiaries, principally C.M. Life Insurance Company (“C.M. Life”) and MassMutual Holding Company, Inc.

Partnerships and limited liability companies (“LLC”) are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized in the Statutory Statements of Income as a realized capital loss for the excess of the carrying value over the estimated fair value of the joint venture, partnership or LLC. The estimated fair value is based on an estimate of the Company’s share of the investment’s equity value, net of any debt and other liabilities.

Preferred stocks in good standing are valued at cost and included in other investments on the Statutory Statements of Financial Position.

h.	Cash and short-term investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

i.	Accrued investment income

Accrued investment income is valued in accordance with rules established by the NAIC. Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loan interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

Notes To Statutory Financial Statements, Continued

j.	Other assets

Other assets primarily include the deferred tax asset, outstanding premium and the prepaid pension plan asset. Other assets are valued in accordance with rules established by the NAIC or by the Division.

k.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $16,413 million and $17,902 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $4 million and $8 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

l.	Non-admitted assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension plan asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

m.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50% to 6.00%.

Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 3.00% to 6.00%.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Traditional life permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal and variable life products use a formula that applies a weighted average credited rate to the mean average account value. Corporate owned life insurance products use a formula, which applies a weighted average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. The Company reserves for any surrender value promised in excess of the reserve as legally computed.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $24,197 million of insurance in force at December 31, 2002 for which the gross premium is less than the net premium according to the standard valuation set by the Division.

Notes To Statutory Financial Statements, Continued

Unpaid disability claim liabilities are established based on the disability payments earned from the last payment date to the valuation date.

Guaranteed minimum death benefit reserves (“GMDB”) on certain variable universal life and annuity products are also established by the Company. These reserves are largely a function of historical separate account returns and assumptions regarding future separate account returns as well as the contractual provisions of the issued GMDBs. The GMDB reserve balance at December 31, 2002 and 2001 was $8 million and $3 million, respectively.

For consistency in valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves, resulting in a $54 million decrease in policyholders’ contingency reserves.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

n.	Deposit fund balances

Reserves for funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

o.	Policyholders’ dividends

Policyholders’ dividends are approved annually by the Company’s Board of Directors to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider, among other factors, investment returns, mortality and morbidity experience, expenses and federal income tax charges. Policyholders’ dividends payable represents the estimated amount of earned dividends due to policyholders at December 31, 2002 and 2001. Policyholders’ dividends are recorded as a component of net income.

p.	Asset valuation and other investment reserves

The Company maintains an Asset Valuation Reserve (“AVR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

q.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, the Interest Maintenance Reserve (“IMR”), outstanding drafts, due and accrued expenses and amounts held for agents.

Reverse repurchase agreements are accounted for as collateralized borrowings and are included in other liabilities on the Statutory Statements of Financial Position. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is reported as interest expense.

The IMR defers all interest-related after-tax realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Amortization of the IMR into net investment income amounted to $56 million, $31 million and $42 million in 2002, 2001 and 2000, respectively.

r.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

Notes To Statutory Financial Statements, Continued

s.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premium income, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss and modified coinsurance agreements on life insurance products.

t.	Premium and related expense recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

u.	Realized capital gains and losses

Net realized after-tax capital losses of $44 million in 2002, net realized after-tax capital gains of $3 million in 2001 and net realized after-tax capital losses of $66 million in 2000 were deferred into the IMR. Realized capital gains and losses, net of taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses, other than those related to separate accounts, are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

v.	Participating contracts

Participating contracts issued by the Company and its United States based life insurance subsidiaries represent approximately 65% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2002.

3.	NEW ACCOUNTING STANDARDS

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on policyholders’ contingency reserves of $981 million was principally due to changes in deferred income taxes and derivatives mark-to-market.

In May 2002, the National Association of Insurance Commissioners issued Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” with an effective date of January 1, 2003. SSAP No. 86 supercedes SSAP No. 31 “Derivative Instruments” and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized gains or unrealized losses. Adoption of SSAP No. 86 by the Company will change the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized gains and losses to unrealized gains and losses.

Certain 2001 and 2000 balances have been reclassified to conform to current year presentation.

Notes To Statutory Financial Statements, Continued

4.	INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and estimated fair value of bonds were as follows:

	December 31, 2002
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,781	$215	$–	$3,996
Debt securities issued by foreign governments	26	1	–	27
Asset-backed securities	518	3	–	521
Mortgage-backed securities	4,514	20	–	4,534
State and local governments	67	2	–	69
Corporate debt securities	15,281	234	64	15,451
Utilities	978	46	9	1,015
Affiliates	2,617	1	1	2,617

	$27,782	$522	$74	$28,230

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,149	$–	$–	$3,149
Debt securities issued by foreign governments	22	–	–	22
Asset-backed securities	654	6	5	655
Mortgage-backed securities	4,088	13	–	4,101
State and local governments	76	3	–	79
Corporate debt securities	15,095	81	119	15,057
Utilities	993	14	4	1,003
Affiliates	2,519	–	1	2,518

	$26,596	$117	$129	$26,584

Notes To Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2002 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$771	$773
Due after one year through five years	6,419	6,488
Due after five years through ten years	10,093	10,330
Due after ten years	3,089	3,206

	20,372	20,797
Asset and mortgage-backed securities, and obligations of U.S. government corporations and agencies	7,410	7,433

	$27,782	$28,230

The purchases, sales and maturities of bonds were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$11,141	$9,551
Proceeds from investments sold, matured or repaid	9,898	8,138
Gross realized capital gains	96	76
Gross realized capital losses	273	152

Portions of realized gains and losses were deferred into the IMR. Other than temporary impairments on bonds during the years ended December 31, 2002 and 2001 were $187 million and $110 million, respectively, and were included in the gross realized capital losses noted above.

The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

Notes To Statutory Financial Statements, Continued

b.	Common stocks

The purchases and sales of unaffiliated common stocks were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$619	$453
Proceeds from investments sold, matured or repaid	413	554
Gross realized capital gains	59	49
Gross realized capital losses	87	45

Other than temporary impairments on common stocks during the years ended December 31, 2002 and 2001 were $26 million and $4 million, respectively, and were recorded in the gross realized capital losses noted above.

As of December 31, 2002 and 2001, gross unrealized capital gains on common stocks were $93 million and $97 million, respectively. As of December 31, 2002 and 2001 gross unrealized capital losses on common stocks were $97 million and $105 million, respectively.

c.	Mortgage loans

Mortgage loans, comprised primarily of commercial mortgage loans, were $7,048 million and $6,930 million, net of valuation reserves of $14 million and $9 million, at December 31, 2002 and 2001, respectively. The Company’s mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2002 and 2001. Two restructured loans at December 31, 2002 had no carrying value. The carrying value of restructured loans was $14 million at December 31, 2001. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2002 and 2001.

At December 31, 2002, scheduled mortgage loan maturities were as follows (in millions):

2003	$294
2004	369
2005	891
2006	749
2007	199
Thereafter	3,244

Commercial mortgage loans	5,746
Mortgage loan pools	1,302

Total mortgage loans	$7,048

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2002, commercial mortgage loan lending rates ranged from 2.17% to 15.00%.

The purchases, sales and maturities of mortgage loans were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$1,456	$1,872
Proceeds from investments sold, matured or repaid	1,335	1,885
Gross realized capital gains	5	16
Gross realized capital losses	4	7

Notes To Statutory Financial Statements, Continued

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 96% and 78% at December 31, 2002 and 2001, respectively. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $2 million and $1 million at December 31, 2002 and 2001, respectively.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2002	2001
	(In Millions)
California	$1,100	$1,039
Texas	579	473
Illinois	384	403
New York	354	380
Florida	331	311
Massachusetts	319	525
All other states	2,679	2,320

Commercial mortgage loans	5,746	5,451
Nationwide loan pools	1,302	1,479

Total mortgage loans	$7,048	$6,930

d.	Real estate

Real estate held for production of income was $1,570 million and $1,531 million, net of encumbrances of $43 million and $21 million, at December 31, 2002 and 2001, respectively.

Real estate held for sale amounted to $198 million and $319 million, net of valuation reserves of $3 million and $6 million, at December 31, 2002 and 2001, respectively.

Real estate occupied by the Company amounted to $76 million and $74 million, net of accumulated depreciation of $100 million and $96 million, at December 31, 2002 and 2001, respectively.

The carrying value on non-income producing real estate amounted to $91 million and $86 million at December 31, 2002 and 2001, respectively. Depreciation expense on real estate during the years ended December 31, 2002, 2001 and 2000 was $102 million, $79 million, and $102 million, respectively. Other than temporary impairments on real estate for the year ended December 31, 2002 were $1 million and were recorded in the gross realized capital losses noted below. There were no other than temporary impairments recorded for the year ended December 31, 2001. The Company is not exposed to any significant concentrations of risk in its real estate portfolio.

The purchases and sales of real estate investments were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$229	$209
Proceeds from investments sold or repaid	325	179
Gross realized capital gains	122	49
Gross realized capital losses	4	10

e.	Other investments

Net investment income on derivative instruments was $396 million, $171 million, and $15 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Investments in partnerships and LLC’s were $1,194 million and $1,205 million at December 31, 2002 and 2001, respectively. Other than temporary impairments of partnerships and LLC’s for the years ended December 31, 2002 and 2001 were $37 million and $4 million, respectively, and were included in the gross realized capital losses noted below.

Notes To Statutory Financial Statements, Continued

Net investment income of partnerships and LLC’s was $55 million, $43 million and $2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The purchases and sales of partnerships and LLC’s were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)

Cost of investments acquired	$284	$253
Proceeds from investments sold or repaid	292	273
Gross realized capital gains	11	17
Gross realized capital losses	38	43

f.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Bonds	$(177)	$(76)	$81
Common stocks	(28)	4	54
Mortgage loans	1	9	(7)
Real estate	118	39	33
Closed derivatives	(88)	(58)	(156)
Derivatives mark-to-market	934	275	–
Other investments	(149)	(41)	107
Federal and state taxes	9	(26)	(85)

Net realized capital gains before deferral to IMR	620	126	27

Losses (gains) deferred to IMR	66	(4)	102
Less: taxes on net deferred (losses) gains	(22)	1	(36)

Net deferred to IMR	44	(3)	66

Total net realized capital gains	$664	$123	$93

g.	Reverse repurchase agreements

As of December 31, 2002 and 2001, the Company had reverse repurchase agreements outstanding that amounted to total carrying values of $205 million and $214 million, respectively. The maturities of these agreements range from January 14, 2003 through March 10, 2003, while the interest rates range from 1.36% to 1.95%. The outstanding amount at December 31, 2002 was collateralized by $213 million in bonds.

5.	PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met. The Company’s derivative hedging strategy employs a variety of instruments, including interest rate and currency swaps, options, including interest rate caps and floors, forward commitments and asset and equity swaps, and financial futures.

Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in accrued investment income on the Statutory Statements of Financial Position. Gains and losses realized on the termination or assignment of contracts are recognized as realized capital gains and losses.

Notes To Statutory Financial Statements, Continued

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of options is included in other investments on the Statutory Statements of Financial Position. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as accrued investment income. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association, Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses in the Statutory Statements of Income when contracts are closed and at each reporting date.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset combined with collateral obtained from counterparties, reduces the Company’s exposure. The amounts at risk in a net gain position, were $330 million and $172 million at December 31, 2002 and 2001, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized.

The following table summarizes the carrying value, fair value and notional amount of the Company’s derivative financial instruments:

	December 31, 2002
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,262	$1,262	$21,927
Options	139	139	9,275
Interest rate caps & floors	22	22	1,000
Currency swaps	230	230	1,112
Forward commitments, equity and asset swaps	60	60	4,122
Financial futures	–	–	463

Total	$1,713	$1,713	$37,899

Notes To Statutory Financial Statements, Continued

	December 31, 2001
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$627	$627	$14,102
Options	87	87	6,857
Interest rate caps & floors	11	11	1,100
Currency swaps	29	29	1,177
Forward commitments, equity and asset swaps	10	10	2,104
Financial futures-short positions	–	–	488

Total	$764	$764	$25,828

The notional amounts described above do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Derivative financial instruments: Fair value for these instruments is based upon quotations obtained from independent sources.

Funding agreements: The fair value is determined by discounting future cash flows at current market rates.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts is determined by discounting future cash flows at current market rates.

Notes To Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2002 and 2001:

	2002		2001
	Carrying Value	Fair Value	Carrying Value	Fair Value
		(In Millions)
Financial assets:
Bonds	$27,782	$28,230	$26,596	$26,584
Common stocks	649	649	445	445
Preferred stocks	219	223	152	160
Mortgage loans	7,048	7,755	6,930	7,278
Policy loans	6,253	6,253	6,071	6,071
Derivative financial instruments	1,713	1,713	764	764
Cash and short-term investments	8,178	8,178	4,684	4,684

Financial liabilities:
Funding agreements	2,705	2,829	1,632	1,662
Investment-type insurance contracts	9,982	9,991	8,561	8,588

7.	SURPLUS NOTES

The Company issued surplus notes of $100 million at 7.50% and $250 million at 7.63% in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $27 million was approved and paid in 2002, 2001 and 2000.

8.	RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $196 million, $208 million and $195 million for 2002, 2001 and 2000, respectively.

The majority of these fees were from C.M. Life, which accounted for $162 million in 2002, $172 million in 2001, and $173 million in 2000.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $116 million, $101 million and $99 million for 2002, 2001 and 2000, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $9 million and $7 million for 2002, 2001 and 2000, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life and Bay State, including stop-loss and modified coinsurance agreements on life insurance products. Total premium assumed on these agreements were $153 million in 2002, $410 million in 2001 and $358 million in 2000. Fees and other income include a $98 million, $53 million and $70 million expense allowance in 2002, 2001 and 2000, respectively. Total policyholders’ benefits assumed on these agreements were $46 million in 2002, $50 million in 2001 and $48 million in 2000. A modified coinsurance adjustment of $37 million was received from Bay State and C.M. Life in 2002, whereas net modified coinsurance adjustments of $296 million and $244 million were paid to certain unconsolidated subsidiaries in 2001 and 2000, respectively.

Notes To Statutory Financial Statements, Continued

In 2002, experience refunds of $6 million were received from Bay State and C.M. Life whereas in 2001, an experience refund of $3 million was received from C.M. Life. There were no experience refunds paid to or received from Bay State or C.M. Life in 2000.

9.	INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes variable annuities and universal life insurance, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and corporate owned life insurance business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2002, 2001 and 2000, MassMutual received $100 million, $155 million and $133 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company holds debt issued by MMHC and its subsidiaries of $2,452 million and $2,366 million at December 31, 2002 and 2001, respectively.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$2,314	$2,187	$3,112
Net income (loss)	16	(4)	(6)
Assets	9,994	9,344	8,738
Liabilities	9,446	8,963	8,420

Summarized below is GAAP financial information for other unconsolidated subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Other subsidiaries:
Total revenue	$3,026	$2,443	$1,607
Net income	22	61	72
Assets	12,924	11,770	4,992
Liabilities	12,055	10,891	4,120

10.	BENEFIT PLANS

The Company provides multiple benefit plans including retirement plans and life and health benefits, to employees, agents and retirees.

Pension and savings plan

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan covers substantially all employees and agents. For some participants, benefits are based on final average earnings and length of service, while for other participants benefits are based on an account balance that takes into consideration age, service and salary during their careers.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Division, the Company has recognized a plan asset of $128 million and $256 million at December 31, 2002 and 2001, respectively.

Notes To Statutory Financial Statements, Continued

The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company also has several non-funded non-contributory defined benefit plans covering certain executives and agents.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees and agents. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The Company also maintains a money purchase pension plan for agents, which was frozen on February 28, 2001. The assets of the defined contribution plans are invested in group annuity contracts which invest in the Company’s general and separate accounts. The matching contributions by the Company were $15 million for the years ended December 31, 2002 and 2001 and are included in operating expenses on the Statutory Statements of Income.

Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; the basic life insurance plan is non-contributory. These benefits are funded as considered necessary by the Company’s management. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2002 and 2001, the net unfunded accumulated benefit obligation was $245 million and $206 million, respectively, for employees and agents eligible to retire or currently retired and $32 million and $27 million, respectively, for participants not eligible to retire.

Notes To Statutory Financial Statements, Continued

Prepaid and accrued benefits costs are included in other assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
		(In Millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$855	$852	$223	$185
Service cost	25	23	6	5
Interest cost	60	60	16	14
Contribution by plan participants	–	–	6	–
Actuarial loss (gain)	20	(4)	31	16
Benefits paid	(52)	(57)	(21)	(13)
Plan amendments	1	–	–	16
Business combinations, divestitures, curtailments, settlements and special termination benefits	–	5	–	–
Change in actuarial assumption	77	–	–	–
Adjustment for Codification	–	(24)	–	–

Benefit obligation at end of year	$986	$855	$261	$223

Change in plan assets:
Fair value of plan assets at beginning of year	$928	$1,072	$17	$19
Actual return on plan assets	(42)	(107)	–	1
Employer contribution	12	11	14	10
Benefits paid	(52)	(57)	(21)	(13)
Contributions by plan participants	–	–	6	–
Business combinations, divestitures and settlements	–	9	–	–

Fair value of plan assets at end of year	$846	$928	$16	$17

Funded status:
Unrecognized net loss	$(434)	$(215)	$(44)	$(12)
Remaining net obligation at initial date of application	(9)	(9)	(53)	(58)
Effect of fourth quarter activity	(1)	–	(4)	(2)
Prepaid assets (accrued liabilities)	304	297	(144)	(134)

Funded status of the plan	$(140)	$73	$(245)	$(206)

Benefit obligation for non-vested employees	$20	$26	$32	$27

Notes To Statutory Financial Statements, Continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
	(In Millions)
Components of net periodic benefit cost:
Service cost	$25	$23	$6	$5
Interest cost	60	60	16	14
Expected return on plan assets	(82)	(111)	(1)	(1)
Amortization of unrecognized transition obligation	–	1	5	4
Amount of recognized gains and losses	1	–	–	–

Total net periodic benefit cost	$4	$(27)	$26	$22

Amounts recognized in the Statutory Statements of Financial Position:
Prepaid pension plan asset	$431	$421	$–	$–
Accrued benefit liability	(154)	(124)	(144)	(134)
Intangible assets	9	–	–	–
Policyholders’ contingency reserves	18	–	–	–

Gross amount recognized	304	297	$(144)	$(134)

Less assets non-admitted	176	41

Net amount recognized	$128	$256

The assumptions at September 30, 2002 and 2001 used by the Company to calculate the benefit obligations as of that date and to determine the benefit costs in the subsequent year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
Discount rate	6.75%	7.50%	6.75%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	8.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost
Rates in the first year	–	–	10.00%	9.00%
Declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2002 accumulated post retirement benefit liability and benefit expense by $16 million and $1 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2002 accumulated post retirement benefit liability and benefit expense by $15 million and $1 million, respectively.

The net expense charged to operations for all employee benefit plans was $87 million, $55 million and $16 million for the years ended December 31, 2002, 2001 and 2000, respectively.

11.	REINSURANCE

The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Notes To Statutory Financial Statements, Continued

Premium ceded was $277 million, $220 million and $160 million and reinsurance recoveries were $156 million, $135 million and $94 million for the periods ended December 31, 2002, 2001 and 2000, respectively. Amounts recoverable from reinsurers were $50 million and $49 million as of December 31, 2002 and 2001, respectively. At December 31, 2002, seven reinsurers accounted for 85% of the outstanding reinsurance recoverable from reinsurers.

12.	FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves at December 31 are as follow (in millions):

	2002	2001
Total deferred tax assets	$2,044	$1,596
Total deferred tax liabilities	(1,043)	(622)

Net deferred tax asset	1,001	974
Deferred tax assets non-admitted	(479)	(471)

Net admitted deferred tax asset	$522	$503

Increase in non-admitted asset	$(8)	$–

The provision for incurred taxes on earnings for the years ended December 31 are (in millions):

	2002	2001
Federal income tax on operations	$(144)	$116
Foreign income tax	6	6

	(138)	122
Federal income tax (benefit) on net capital gains	(9)	22

Federal and foreign income taxes incurred	$(147)	$144

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2002 and 2001 are (in millions):

	2002	2001
Deferred tax assets:
Reserve items	$387	$362
Policy acquisition costs	374	353
Investment items	282	34
Unrealized investment losses	270	139
Policyholder dividend related items	340	382
Other	391	326

Total deferred tax assets	2,044	1,596
Non-admitted deferred tax assets	(479)	(471)

Admitted deferred tax assets	1,565	1,125

Deferred tax liabilities:
Investment items	656	344
Pension items	149	113
Other	238	165

Total deferred tax liabilities	1,043	622

Net admitted deferred tax assets	$522	$503

Notes To Statutory Financial Statements, Continued

The change in net deferred income taxes is comprised of the following (in millions):

2002
Change in deferred tax assets	$448
Change in deferred tax liabilities	(421)

Net change in deferred tax asset	27
Tax effect of policyholders’ contingency reserve changes	(309)

Change in net deferred income tax	$(282)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows (in millions):

	2002	2001
Provision computed at statutory rate	$421	$340
Investment items	(39)	(59)
Tax credits	(36)	(32)
Policyholder dividends	(174)	(17)
Other	(37)	2

Total	$135	$234

Federal and foreign income taxes incurred	$(147)	$144
Change in net deferred income taxes	282	90

Total statutory income taxes	$135	$234

In 2002, 2001 and 2000, the Company paid federal income taxes in the amounts of $195 million, $210 million and $224 million, respectively. As of December 31, 2002, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $75 million in 2002, $153 million in 2001, and $226 million in 2000.

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. As a result of this Act, for the period ended December 31, 2002, the Company’s tax liability established prior to December 31, 2001 has been reduced by $82 million.

The Company plans to file its 2002 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses by other group members.

The United States Internal Revenue Service has completed its examination of the Company’s income tax returns through the year 1997 and will begin examining the years 1998 through 2000 in early 2003. Management believes adjustments that may result from such examinations will not materially affect the Company’s financial position.

13.	BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2002 and 2001 and for the three years ended December 31, 2002.

Notes To Statutory Financial Statements, Continued

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Total rental expense on operating leases was $34 million in 2002, $33 million in 2001 and $30 million in 2000.

Future minimum lease commitments are as follows (in millions):

2003	$ 32
2004	29
2005	24
2006	19
2007	16
Thereafter	13

Total	$133

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

e.	Funding commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHC and certain of its subsidiaries. At December 31, 2002 and 2001, the Company had approximately $450 million and $550 million of outstanding funding commitments, respectively, and a $500 million support agreement related to credit facilities.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2002, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $1,015 million, $381 million and $301 million, respectively.

14.	WITHDRAWAL CHARACTERISTICS

a.	General account annuity and deposit funds

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2002 are illustrated below (in millions):

	Amount	% of Total
Subject to discretionary withdrawal – with market value adjustment	$21,682	71%
Subject to discretionary withdrawal – without market value adjustment	2,141	7%
Not subject to discretionary withdrawal	6,570	22%

Total	$30,393	100%

Notes To Statutory Financial Statements, Continued

b.	Separate accounts

Information regarding the withdrawal characteristics of the separate account liabilities of the Company at December 31, 2002 is as follows (in millions):

Subject to discretionary withdrawal:
At market value	$15,956
With market value adjustment	8
Without market value adjustment	185
Not subject to discretionary withdrawal	2

Total by withdrawal characteristics	16,151
Non-policy liabilities	266

Total separate account liabilities	$16,417

15.	SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2002, is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding Company

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding Company

CM Property Management, Inc.

HYP Management, Inc.

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding, LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment, Inc.

MML Investor Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.0%

Cornerstone Real Estate Advisers, Inc.

DLB Acquisition Corporation – 98.2%

Oppenheimer Acquisition Corporation – 96.03%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Institutional Funds

PART C

OTHER INFORMATION

Item 27.    Exhibits

Exhibit (a)	i Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account. [1]
ii. Form of Certificate of Secretary as to the establishment of the VUL II segment of the Separate Account. [2]
Exhibit (b)	Not Applicable
Exhibit (c)	i. Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company. [3]
ii. Form of co-underwriting agreement between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company. [3]
Exhibit (d)	i. Form of Flexible Premium Adjustable Variable Life Insurance Policy [2]
ii. Form of Accelerated Death Benefit Rider [2]
iii. Form of Disability Benefit Rider [2]
iv. Form of Guaranteed Insurability Rider [2]
v. Form of Other Insured Rider [2]
vi. Form of Substitute of Insureds Rider [2]
vii. Form of Waiver of Monthly Charges Rider [2]
viii. Form of Additional Insurance Rider [4]
Exhibit (e)	Form of application for Flexible Premium Adjustable Variable Life Insurance Policy. [2]
Exhibit (f)	i. Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company. [5]
ii. By-Laws of Massachusetts Mutual Life Insurance Company. [5]
Exhibit (g)	Form of Reinsurance Contracts [16]
Exhibit (h)	Form of Participation Agreements
i. American Century Variable Portfolios, Inc. [6]
ii. American Funds Insurance Series® [15]
iii. Deutsche Asset Management VIT Funds [7]
iv. Variable Insurance Products Fund II [6]
v. Goldman Sachs Variable Insurance Trust [8]
vi. INVESCO Variable Investment Funds, Inc. [9]
vii. Janus Aspen Series [7]
viii. MassachusettsFinancial Services (MFS®) [7]
ix. Oppenheimer Variable Account Funds [1]
x. Panorama Series Fund, Inc. [10]
xi. T. Rowe Price Equity Series, Inc. [8]
xii. Franklin Templeton Variable Insurance Products Trust [7]
Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable
Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *
Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable
Exhibit (n)	i. Consent of independent auditors’, Deloitte & Touche LLP*
ii. Powers of Attorney [10]
a. Power of Attorney — Roger G. Ackerman [11]
b. Power of Attorney — Robert J. O’Connell [12]
c. Power of Attorney — Howard Gunton [13]
d. Power of Attorney — Marc Racicot [14]
e. Power of Attorney — James H. DeGraffenreidt, Jr. [17]
f. Power of Attorney — Brent Nelson [15]
g. Power of Attorney — Gregory M. Williams [15]
Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy. [15]

1.	Incorporated by reference to Initial Registration Statement of the Separate Account filed with the Commission as an exhibit on February 28, 1997. (Registration No. 333-22557)
2.	Incorporated by reference to the Initial Registration Statement Filing to Registration Statement No. 333-50410 filed with the Commission on Form S-6 as an exhibit on November 21, 2000.
3.	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-89798 as an exhibit filed with the Commission on May 1, 1997.
4.	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-50410 filed with the Commission on Form S-6 as an exhibit on February 27, 2001.
5.	Incorporated by reference to the Initial Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on January 28, 1998.
6.	Incorporated by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.
7.	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed with the Commission on September 20, 1999.
8.	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
9.	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 on Form N-4 filed with the Commission as an exhibit in April 2000.
10.	Incorporated by reference to Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.
11.	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on June 4, 1998.
12.	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-65887 filed with the Commission on Form S-6 as an exhibit on January 28, 1999.
13.	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 filed with the Commission as an exhibit on January 20, 2000.
14.	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 filed on Form N-4 filed with the Commission as an exhibit.
15.	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 filed on Form N-6 with the Commission as an exhibit on or about March 27, 2003.
16.	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-50410 filed on Form N-6 with the Commission as an exhibit on July 8, 2002.
17.	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-88503 filed on Form N-6 with the Commission as an exhibit on January 21, 2003.
*	Filed herewith.

Item 28.    Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996–2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991–2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, DC 20080

WGL Holdings, Inc.

    Chairman and Chief Executive Officer (since 2001)

    Chairman, President, and Chief Executive Officer (2000–2001)

    Chairman and Chief Executive Officer (1998–2000)

    President and Chief Executive Officer (1998)

    President and Chief Operating Officer (1994–1998)

Patricia Diaz Dennis, Director 2600 Camino Ramon, Room 4CS100 San Ramon, CA 94853

SBC Pacific Bell/SBC Nevada Bell

    Senior Vice President, General Counsel & Secretary (since 2002)

SBC Communications Inc.

    Senior Vice President—Regulatory and Public Affairs (1998–2002)

    Senior Vice President and Assistant General Counsel (1995–1998)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998–1999) United Meridian Corporation President and Chief Operating Officer (1996–1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

    Chairman, President and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (2000–2001)

    Executive Vice President (1997–2000)

Wyeth-Ayerst Pharmaceuticals

    President (1997–2000)

1

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997–2000)

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110

FleetBoston Financial

    Chairman and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (1999–2001)

BankBoston, N.A.

    Chairman and Chief Executive Officer (1996–1999)

BankBoston Corporation

    Chairman (1998–1999) and Chief Executive Officer (1995–1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996–1996)

John F. Maypole, Director 55 Sandy Hook Road—North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Chairman (since 2000), Director, President and

    Chief Executive Officer (since 1999)

American International Group, Inc.

    Senior Vice President (1991–1998)

AIG Life Companies

    President and Chief Executive Officer (1991–1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993–2000)

2

Executive Vice Presidents

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick C. Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Howard E. Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999–2001) AIG Life Insurance Co. Senior Vice President & CFO (1973–1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987–1996)

Christine M. Modie 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Information Officer (since 1999)

Travelers Insurance Company

    Senior Vice President and Chief Information Officer (1996–1999)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

    Chairman, President, and Chief Executive Officer (since 2001)

    President & Chief Operating Officer (2000–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111

David L. Babson and Co. Inc.

    Chairman and Chief Executive Officer (since 2001)

    President and Chief Executive Officer (1999–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Investment Officer (since 1999)

Chief Executive Director—Investment Management (1997–1999)

Matthew E. Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998–2001) Vice President (1996–1998)

3

Item 29.    Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

E. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

3.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

4.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

5.) Diversified Insurance Services of America, Inc., a Hawaiian corporation which operates as an insurance broker.

b.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.	MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b.	9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

1

c.	1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company—99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

d.) FITech Asset Management, L.P. (“AM”) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (David L. Babson & Company Inc. is a limited partner in DP with a controlling interest—58%).

e.) FITech Domestic Partners, LLC (“DP”) is a Delaware LLC that is the general partner of the Fund. (David L. Babson & Company Inc. owns a controlling interest—58%—of DP.)

f.) Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

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e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

h.) OFI Private Investments, Inc. is a New York based registeredinvestment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

i.) OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.) OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

2.) Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.) Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.	CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

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13.	MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

c.	MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual International, Inc. —99.9%)

d.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

e.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

f.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

g.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

h.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

i.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

j.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. —99.5%)

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1.) MassMutual Shuno Company, a Japanese premium collection service provider.

2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company—35%; MassMutual Life Insurance Company—10%.)

14.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

15.	MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

F. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G. The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

H. MassMutual Owners Association, Inc., a Massachusetts company which is authorized to conduct sales and marketing operations.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

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Item 30.    Indemnification

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Gregory M. Williams	President (10/18/02)	One Monarch Place
	CEO (10/18/02)	1414 Main Street
	Main OSJ Supervisor (10/18/02)	Springfield, MA 01144-1013

Margaret Sperry	Member Representative	1295 State Street
	Massachusetts Mutual	Springfield, MA 01111
Life Insurance Co.(5/1/96)
MassMutual Holding Co. (11/2001)

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Michael L. Kerley	Vice President,	1295 State Street
	Assistant Secretary (5/1/96)	Springfield, MA 01111
Chief Legal Officer (4/25/2000)

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street
Springfield, MA 01111

Daniel A. Raymond	Vice President, Finance & Operations (02/14/03)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Jeffrey Losito	Second Vice President (08/10/2001)	5281 Caminito Exquisito
San Diego, CA 92130

Michele G. Lattanzio	Treasurer (09/27/02)	One Monarch Place
	Vice President (09/27/02)	1414 Main Street
Springfield, MA 01144-1013

Frank A. Stellato	Assistant Treasurer (02/14/03)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street
Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer (05/06/02)	1295 State Street
Springfield, MA 01111

Ann F. Lomeli	Secretary (11/94)	1295 State Street
Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Marilyn A. Sponzo	Chief Compliance Officer (02/14/03)	1295 State Street Springfield, MA 01111

Christine L. Swanson	Registration Manager (02/14/2003)	1295 State Street Springfield, MA 01111

Timothy L. Plankey	Entity Contracting Officer (04/15/2003)	1295 State Street
Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and	140 Garden Street
	Hartford OSJ Supervisor (06/18/2001)	Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street
	(12/22/97)	Hartford, CT 06154

David W. O'Leary	Variable Annuity Supervisor (06/18/2001)	140 Garden Street
Hartford, CT 06154

Cynthia W. Hibert	Continuing Education Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Daniel M. Colarusso	Technology Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

(c)
Name of Principal Underwriter	Net Underwriting Commissions	Other Compensation
MML Distributors, LLC	$14,281,090[1]	$10,000[2]

1	Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. During January 1, 2002 through December 31, 2002, commissions paid were $14,281,090.
2	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2002 was $10,000.

Item 32.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33.    Management Services

Not Applicable

Item 34.    Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 12 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement No. 333-50410 to be signed on its behalf by the undersigned, duly authorized in the City of Springfield and the Commonwealth of Massachusetts on the 24th day of April, 2003.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY  (Depositor)

/s/ ROBERT J. O’CONNELL* By: Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

/s/ RICHARD M. HOWE *Richard M. Howe	On April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 12 to Registration Statement No. 333-50410 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2003

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President, Chief Financial Officer (Principal Financial Officer)	April 24, 2003

/s/ BRENT NELSON** Brent Nelson	Sr. Vice President and Controller (Principal Accounting Officer)	April 24, 2003

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2003

/s/ JAMES R. BIRLE* James R. Birle	Director	April 24, 2003

/s/ GENE CHAO* Gene Chao, Ph.D.	Director	April 24, 2003

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2003

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2003

/s/ JAMES L. DUNLAP * James L. Dunlap	Director	April 24, 2003

Signature	Title	Date

/s/ WILLIAM B. ELLIS* William B. Ellis, Ph.D.	Director	April 24, 2003

ROBERT ESSNER Robert Essner	Director

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2003

/s/ CHARLES K. GIFFORD* Charles K. Gifford	Director	April 24, 2003

/s/ WILLIAM N. GRIGGS* William N. Griggs	Director	April 24, 2003

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2003

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2003

/s/ MARC RACICOT* Marc Racicot	Director	April 24, 2003

/s/ RICHARD M. HOWE *Richard M. Howe	on April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

/s/ JAMES M. RODOLAKIS **James M. Rodolakis	on April 24, 2003, as Attorney-in-Fact pursuant to power of attorney incorporated by reference.

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered.

Exhibit (n)	i. Independent Auditors’ Consent, Deloitte & Touche LLP.